Big O Tires, Inc.



PRESENTATION TO THE BOARD OF DIRECTORS




November 14, 1995




PaineWebber Incorporated

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                                                              Big O Tires, Inc.
-------------------------------------------------------------------------------
TABLE OF CONTENTS


         ----------------------------------------------------------------------

         I    EXECUTIVE SUMMARY

         II   REVIEW OF DUE DILIGENCE

         III  BIG O TIRES, INC.

              EXHIBIT I -- COMPANY OVERVIEW
              EXHIBIT II -- HISTORICAL FINANCIAL PERFORMANCE
              EXHIBIT III -- STOCK PRICE AND VOLUME PERFORMANCE

         IV   VALUATION SUMMARY

         V    SUPPLEMENTAL INFORMATION

              EXHIBIT I -- COMPARATIVE COMPANY ANALYSIS
              EXHIBIT II -- DISCOUNTED CASH FLOW ANALYSIS
              EXHIBIT III -- PREMIUMS PAID ANALYSIS
              EXHIBIT IV -- MANAGEMENT FINANCIAL FORECAST




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PaineWebber Incorporated

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                                                              Big O Tires, Inc.
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     PART I -- EXECUTIVE SUMMARY







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PaineWebber Incorporated                                                      1

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                                                              Big O Tires, Inc.
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EXECUTIVE SUMMARY

           --------------------------------------------------------------------

           BIG O TIRES -- BUSINESS DESCRIPTION

           The primary business of Big O Tires, Inc. ("Big O", "Big O Tires" or the "Company") is to franchise Big O Tires retail stores and supply them with tires and related automotive products. On a limited basis, the Company also owns and operates retail stores. The following table summarizes the Company's store locations by region. (1)



--------------------------------------------------------------------------------
                                       NUMBER OF
NUMBER OF
                                       FRANCHISEE     NUMBER OF COMPANY   JOINT
VENTURE
           REGION                     OWNED STORES      OWNED STORES
STORES        TOTAL

----------------------------------------------------------------------------------------
           Southwest Region                84                1                 10            95
           (includes AZ, southern CA,
           NV and UT)

           Western Region                  97                0                  1            98
           (Northern CA and NV)

           Northwest Region                77                1                  1            79
           (ID, MT, NV, OR, UT,
           WA, and WY)

           Central Region                  68                0                  1            69
           (includes CO, NE, NM,
           OK, SD, TX, and WY)

           Southeast Region                35                2                  0            37
           (includes IN, KY, and NC)
                                          ---               --                 --           ---
               Total                      361                4                 13           378
           ----------------------------------------------------------------------------------------
           _________________
           (1)  As reported in the December 31, 1994 10-K.

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PaineWebber Incorporated                                                      2

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                                                              Big O Tires, Inc.
-------------------------------------------------------------------------------
EXECUTIVE SUMMARY


           --------------------------------------------------------------------
           BIG O TIRES STOCK PRICE TIMELINE


           [GRAPH]

EXECUTIVE SUMMARY

BIG O TIRES STOCK PRICE TIMELINE

DATE      STOCK PRICE    COMMENTS

06/01/93  13.500000
06/02/93  15.250000
06/03/93  15.880000      BALBOA INCREASES ITS STAKE TO 312,000 SHARES, 9.9%
06/04/93  15.750000
06/07/93  14.880000
06/08/93  14.750000
06/09/93  15.880000
06/10/93  15.500000
06/11/93  14.500000
06/14/93  14.750000
06/15/93  14.750000
06/16/93  14.250000
06/17/93  14.130000
06/18/93  14.500000
06/21/93  14.250000
06/22/93  14.750000
06/23/93  14.380000
06/24/93  14.750000
06/25/93  15.000000
06/28/93  14.750000
06/29/93  15.250000
06/30/93  15.000000
07/01/93  15.000000
07/02/93  15.250000
07/06/93  15.000000
07/07/93  15.250000
07/08/93  15.130000
07/09/93  14.000000
07/12/93  13.380000
07/13/93  14.500000
07/14/93  14.500000
07/15/93  15.250000
07/16/93  15.130000
07/19/93  14.880000
07/20/93  15.000000
07/21/93  14.380000
07/22/93  14.380000
07/23/93  15.000000
07/26/93  14.630000
07/27/93  14.880000
07/28/93  15.500000
07/29/93  15.500000
07/30/93  15.630000
08/02/93  16.130000
08/03/93  15.750000
08/04/93  15.250000
08/05/93  15.380000
08/06/93  15.880000
08/09/93  15.880000
08/10/93  16.630000
08/11/93  16.250000
08/12/93  17.000000
08/13/93  16.750000
08/16/93  16.250000
08/17/93  16.500000
08/18/93  16.750000
08/19/93  16.750000
08/20/93  16.630000
08/23/93  16.250000
08/24/93  16.250000
08/25/93  16.750000
08/26/93  16.250000
08/27/93  16.380000
08/30/93  16.630000
08/31/93  16.500000
09/01/93  17.130000
09/02/93  16.500000
09/03/93  17.000000
09/07/93  16.250000
09/08/93  16.500000
09/09/93  16.500000
09/10/93  16.000000
09/13/93  16.000000
09/14/93  15.750000
09/15/93  16.000000
09/16/93  16.000000
09/17/93  16.250000
09/20/93  16.250000
09/21/93  15.500000
09/22/93  15.750000
09/23/93  15.500000
09/24/93  15.000000
09/27/93  14.750000
09/28/93  15.000000
09/29/93  14.880000
09/30/93  15.130000
10/01/93  15.000000
10/04/93  15.000000
10/05/93  15.000000
10/06/93  15.250000
10/07/93  14.750000
10/08/93  15.250000
10/11/93  15.000000
10/12/93  15.130000
10/13/93  15.000000
10/14/93  15.000000
10/15/93  16.000000
10/18/93  15.750000
10/19/93  15.880000
10/20/93  15.250000
10/21/93  15.500000
10/22/93  14.750000
10/25/93  15.500000
10/26/93  15.500000
10/27/93  16.250000
10/28/93  15.880000
10/29/93  16.130000
11/01/93  16.000000
11/02/93  15.500000
11/03/93  16.000000
11/04/93  15.250000
11/05/93  14.630000
11/08/93  15.250000
11/09/93  15.500000
11/10/93  15.250000
11/11/93  14.880000
11/12/93  14.880000
11/15/93  15.000000
11/16/93  14.750000
11/17/93  14.750000
11/18/93  15.000000
11/19/93  14.630000
11/22/93  14.250000
11/23/93  14.380000
11/24/93  14.250000
11/29/93  14.380000
11/30/93  15.000000
12/01/93  15.250000
12/02/93  15.500000
12/03/93  15.500000
12/06/93  15.250000
12/07/93  15.250000
12/08/93  15.250000
12/09/93  15.125000
12/10/93  15.375000
12/13/93  14.750000
12/14/93  14.250000
12/15/93  14.250000
12/16/93  14.375000
12/17/93  14.125000
12/20/93  13.875000      PAVIA PROPOSES THAT BIG O TIRES HIRE AN INVESTMENT
BANKING FIRM.
12/21/93  14.750000
12/22/93  14.500000
12/23/93  14.875000
12/27/93  14.875000
12/28/93  14.625000
12/30/93  14.250000
12/31/93  14.250000
01/01/94  14.250000
01/03/94  14.125000
01/04/94  13.875000
01/05/94  14.000000
01/06/94  14.500000
01/07/94  14.000000
01/10/94  14.000000
01/11/94  13.750000
01/12/94  14.000000
01/13/94  13.500000
01/14/94  13.750000
01/17/94  13.500000
01/18/94  13.000000
01/19/94  13.750000
01/20/94  13.375000
01/21/94  13.500000
01/24/94  13.500000
01/25/94  13.125000
01/26/94  13.125000
01/27/94  13.125000
01/28/94  13.625000
01/31/94  14.250000
02/01/94  15.750000
02/02/94  15.500000
02/03/94  15.750000
02/04/94  15.500000
02/07/94  15.375000
02/08/94  15.000000
02/09/94  14.750000
02/10/94  14.500000
02/11/94  14.500000
02/14/94  14.750000
02/15/94  14.500000
02/16/94  14.500000
02/17/94  14.750000
02/18/94  14.375000
02/22/94  14.375000
02/23/94  14.750000
02/24/94  14.750000
02/25/94  13.750000
02/28/94  13.625000
03/01/94  14.250000
03/02/94  13.375000
03/03/94  14.000000
03/04/94  14.000000
03/07/94  14.625000
03/08/94  14.875000
03/09/94  14.875000
03/10/94  14.500000
03/11/94  14.875000
03/14/94  14.625000
03/15/94  15.250000
03/16/94  14.875000
03/17/94  14.750000
03/18/94  15.250000
03/21/94  15.375000
03/22/94  15.750000
03/23/94  15.750000
03/24/94  15.500000
03/25/94  16.000000
03/28/94  16.000000
03/29/94  15.000000
03/30/94  15.500000
03/31/94  14.750000
04/04/94  13.125000
04/05/94  14.750000
04/06/94  14.000000
04/07/94  14.375000
04/08/94  13.875000
04/11/94  13.750000
04/12/94  14.250000
04/13/94  14.000000
04/14/94  15.000000
04/15/94  15.375000
04/18/94  14.750000
04/19/94  14.500000
04/20/94  14.625000
04/21/94  15.000000
04/22/94  15.375000
04/25/94  15.000000
04/26/94  15.500000
04/28/94  15.500000
04/29/94  15.125000
05/02/94  15.500000
05/03/94  15.750000
05/04/94  15.750000
05/05/94  15.500000
05/06/94  15.000000
05/09/94  15.750000
05/10/94  15.250000
05/11/94  14.750000
05/12/94  14.625000
05/13/94  14.625000
05/17/94  15.250000
05/18/94  15.500000
05/19/94  16.000000
05/20/94  15.500000
05/23/94  15.750000
05/24/94  15.250000
05/25/94  15.000000
05/26/94  15.000000
05/27/94  15.000000
05/31/94  15.000000
06/01/94  15.250000
06/02/94  15.375000
06/03/94  15.250000
06/06/94  15.750000
06/07/94  15.625000
06/08/94  15.625000      MAJORITY OF SHAREHOLDERS VOTE IN FAVOR OF PAVIA
PROPOSAL
06/09/94  16.000000
06/10/94  15.500000
06/13/94  15.500000
06/14/94  15.750000
06/15/94  16.125000
06/16/94  16.375000
06/17/94  16.750000
06/20/94  15.875000
06/21/94  16.250000
06/22/94  15.750000
06/23/94  15.750000
06/24/94  15.250000
06/27/94  16.000000
06/28/94  16.250000
06/29/94  16.250000
06/30/94  15.500000
07/01/94  15.750000
07/05/94  15.250000      ENGAGES PAINEWEBBER
07/06/94  14.750000
07/07/94  14.750000
07/08/94  15.250000
07/11/94  15.000000
07/12/94  15.500000
07/13/94  15.630000
07/14/94  15.750000
07/15/94  15.750000
07/18/94  15.000000
07/19/94  16.250000
07/20/94  15.630000
07/21/94  15.630000
07/22/94  16.250000
07/25/94  15.750000
07/26/94  15.880000
07/27/94  15.750000
07/28/94  15.750000
07/29/94  15.750000
08/01/94  15.750000
08/02/94  15.500000
08/03/94  15.630000
08/04/94  15.630000
08/05/94  15.437500
08/08/94  15.000000
08/09/94  15.000000
08/10/94  15.750000
08/11/94  15.000000
08/12/94  15.630000
08/15/94  15.130000
08/16/94  15.630000
08/17/94  15.250000
08/18/94  15.500000
08/19/94  16.000000
08/22/94  15.880000
08/23/94  15.750000
08/24/94  15.380000
08/25/94  15.750000
08/26/94  15.380000      ADOPTS SHAREHOLDERS RIGHTS PLAN
08/29/94  14.880000
08/30/94  15.750000
08/31/94  15.750000
09/01/94  15.880000
09/02/94  16.500000
09/06/94  16.500000
09/07/94  16.500000
09/08/94  15.750000
09/09/94  16.000000
09/12/94  15.750000
09/13/94  15.500000
09/14/94  16.250000
09/15/94  15.750000
09/16/94  16.000000
09/19/94  15.250000
09/20/94  15.250000
09/21/94  16.000000
09/22/94  16.000000      PAVIA TO ASSIST INVESTMENT COMMITTEE
09/23/94  16.000000
09/26/94  15.750000
09/27/94  15.750000
09/28/94  15.500000
09/29/94  15.630000
09/30/94  16.000000
10/03/94  15.500000
10/04/94  15.750000
10/05/94  15.500000
10/06/94  15.500000
10/07/94  16.250000
10/10/94  16.250000
10/11/94  17.000000      OFFER OF $18.00 FROM AKH
10/12/94  17.250000
10/13/94  16.750000
10/14/94  16.625000
10/17/94  16.250000
10/18/94  16.250000
10/19/94  16.625000
10/20/94  16.437500
10/21/94  16.875000
10/24/94  16.625000
10/25/94  16.750000
10/26/94  16.750000
10/27/94  16.750000
10/28/94  16.375000
10/31/94  16.500000
11/01/94  17.000000
11/02/94  17.250000
11/03/94  16.500000
11/04/94  16.000000
11/07/94  16.625000
11/08/94  16.125000
11/09/94  16.500000
11/10/94  15.500000
11/11/94  16.000000
11/14/94  16.000000
11/15/94  15.750000
11/16/94  16.000000
11/17/94  16.250000
11/18/94  15.875000
11/21/94  15.875000
11/22/94  15.875000
11/23/94  16.000000
11/25/94  15.875000
11/28/94  15.875000
11/29/94  16.000000
11/30/94  16.250000
12/01/94  16.000000
12/02/94  16.000000
12/05/94  17.187500      OFFER FROM MGMT. AND DEALERS OF $18.50
12/06/94  17.125000
12/07/94  17.125000
12/08/94  16.750000
12/09/94  16.500000
12/12/94  16.625000
12/13/94  16.750000
12/14/94  16.250000
12/15/94  16.062500
12/16/94  15.750000      AKH WITHDRAWS PROPOSAL
12/20/94  16.375000
12/21/94  16.250000
12/22/94  16.125000      ENTERS INTO EXCLUSIVE NEGOTIATIONS WITH
MANAGEMENT/DEALER GROUP
12/23/94  16.000000
12/27/94  15.750000
12/28/94  15.750000
12/29/94  15.250000
12/30/94  15.250000
01/01/95  15.250000
01/03/95  15.750000
01/04/95  16.250000
01/05/95  15.875000
01/06/95  16.000000
01/09/95  15.875000
01/10/95  15.625000
01/11/95  15.875000
01/12/95  15.500000
01/13/95  15.625000
01/16/95  15.500000
01/17/95  15.625000
01/18/95  15.625000
01/19/95  15.500000
01/20/95  15.375000
01/23/95  16.625000
01/24/95  15.250000
01/25/95  15.625000
01/26/95  15.500000
01/27/95  15.562500
01/30/95  15.375000
01/31/95  15.625000
02/01/95  15.750000
02/02/95  15.500000
02/03/95  15.625000
02/06/95  15.937500
02/07/95  15.750000      MANAGEMENT/DEALER GROUP DECIDES NOT TO PURSUE
ACQUISITION
02/08/95  14.250000
02/09/95  14.375000
02/10/95  14.625000
02/13/95  14.125000
02/14/95  13.750000
02/15/95  13.875000
02/16/95  13.937500
02/17/95  14.000000
02/21/95  13.625000
02/22/95  13.625000
02/23/95  14.000000
02/24/95  14.000000
02/27/95  13.375000
02/28/95  13.250000
03/01/95  13.500000
03/02/95  13.750000
03/03/95  13.625000
03/06/95  13.750000
03/07/95  13.500000
03/08/95  14.000000
03/09/95  14.125000
03/10/95  14.625000
03/13/95  14.375000
03/14/95  14.375000
03/15/95  14.500000
03/16/95  14.250000
03/17/95  14.375000
03/20/95  13.875000
03/21/95  14.125000
03/22/95  13.875000
03/23/95  13.500000
03/24/95  13.250000
03/27/95  13.250000
03/28/95  13.250000
03/29/95  13.250000
03/30/95  13.000000
03/31/95  13.000000
04/03/95  13.000000
04/04/95  13.375000
04/05/95  13.875000
04/06/95  13.750000      OFFER FROM MGMT. AND DEALERS OF $16.00
04/07/95  13.625000
04/10/95  13.750000
04/11/95  13.750000
04/12/95  13.875000
04/13/95  13.750000
04/17/95  13.750000
04/18/95  13.250000
04/19/95  13.625000
04/20/95  13.625000
04/21/95  13.250000
04/24/95  13.375000
04/25/95  13.250000
04/26/95  13.250000
04/27/95  13.375000
04/28/95  13.750000
05/01/95  14.250000
05/02/95  14.125000
05/03/95  13.750000
05/04/95  14.000000
05/05/95  14.000000
05/08/95  13.500000
05/09/95  14.000000
05/10/95  14.000000
05/11/95  13.750000
05/12/95  13.875000
05/15/95  13.625000
05/16/95  14.500000
05/17/95  13.500000
05/18/95  13.250000
05/19/95  13.250000
05/23/95  13.500000
05/24/95  13.750000
05/25/95  14.000000
05/26/95  13.250000
05/30/95  13.500000
05/31/95  13.750000
06/02/95  13.750000
06/05/95  14.500000      OFFER INCREASED TO $16.50/SHARE
06/06/95  14.250000
06/07/95  14.000000
06/08/95  15.000000
06/09/95  14.500000
06/12/95  14.625000
06/13/95  14.625000
06/14/95  14.625000
06/15/95  14.750000
06/16/95  14.750000
06/19/95  14.750000
06/20/95  14.750000
06/21/95  15.000000
06/22/95  14.750000
06/23/95  14.625000
06/26/95  14.500000
06/27/95  14.500000
06/28/95  14.625000
06/29/95  14.687500
07/03/95  14.625000
07/05/95  14.625000
07/06/95  14.375000
07/07/95  14.500000
07/10/95  15.000000
07/11/95  14.250000
07/12/95  14.125000
07/13/95  13.625000
07/14/95  14.500000
07/17/95  14.875000
07/18/95  14.375000
07/19/95  14.000000
07/20/95  14.375000
07/21/95  14.375000
07/24/95  14.375000      SIGNING OF DEFINITIVE MERGER AGREEMENT
07/25/95  14.250000
07/26/95  14.750000
07/27/95  14.625000
07/28/95  14.500000
07/31/95  14.250000
08/01/95  14.250000
08/02/95  14.500000
08/03/95  14.250000
08/04/95  14.250000
08/08/95  14.375000
08/09/95  14.000000
08/10/95  14.125000
08/11/95  14.500000
08/14/95  14.500000
08/15/95  14.625000
08/16/95  15.000000      FINANCING CONTINGENCY REMOVED
08/17/95  14.500000
08/21/95  14.375000
08/22/95  14.375000
08/23/95  14.625000
08/24/95  14.250000
08/25/95  14.375000
08/28/95  14.250000
08/29/95  14.250000
08/30/95  14.500000
08/31/95  14.125000
09/01/95  14.125000
09/05/95  13.125000
09/06/95  13.750000
09/07/95  13.375000
09/08/95  13.750000
09/11/95  13.500000
09/12/95  13.875000
09/13/95  13.750000
09/14/95  13.625000
09/15/95  13.625000
09/18/95  13.750000
09/19/95  14.000000
09/21/95  14.000000
09/25/95  13.625000
09/26/95  13.625000
09/27/95  13.000000
09/28/95  13.000000
09/29/95  12.750000
10/02/95  13.375000
10/03/95  12.500000
10/04/95  12.375000
10/05/95  12.250000
10/06/95  12.625000
10/09/95  13.750000
10/10/95  13.375000
10/11/95  14.125000
10/12/95  14.500000
10/13/95  14.625000



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PaineWebber Incorporated                                                      3

-------------------------------------------------------------------------------
                                                              Big O Tires, Inc.
-------------------------------------------------------------------------------
EXECUTIVE SUMMARY
-------------------------------------------------------------------------------
CHRONOLOGY OF EVENTS
-------------------------------------------------------------------------------
DATE                EVENT
June 3, 1993        7 Investment Group increases its stake in Big O Tires to
                    312,000 shares, or 9.9%

December 20, 1993   Balboa Investment Group delivers proposal to Company for
                    inclusion in the Company's 1994 Proxy Statement recommending that the Company hire an investment banking firm to explore alternatives for enhancing shareholder value including, among other options, the sale of the Company

May 23, 1994        Company retains M. Kane & Co. to help evaluate possible
                    store acquisitions

June 8, 1994        Shareholders approve proposal to hire an investment bank to explore ways of enhancing the Company's value

July 5, 1994        PaineWebber engaged to advise Company

August 26, 1994     Company adopts rights plan

September 22, 1994  Kenneth Pavia, Big O's second-largest shareholder, invited to assist Investment Committee

October 11, 1994    Company receives proposal of $18.00 per share from AKH
                    Company, Inc.

December 5, 1994    Company receives buyout offer from senior management and
                    franchised dealers of $18.50 per share

December 16, 1994   AKH Company, Inc. ("AKH") withdraws proposal

December 22, 1994   Big O Tires enters into exclusive negotiations with manager/
                    dealer group

February 7, 1995    Manager/dealer group decides not to pursue acquisition of
                    Big O

April 6, 1995       Company receives new offer from manager/dealer group of
                    $16.00 per share

June 5, 1995        Management group boosts offer to $16.50 per share

July 24, 1995       Company announces the signing of a definitive merger
                    agreement with the management group at $16.50 per share

August 16, 1995     Management group removes financing contingency

August 31, 1995     Extension granted until October 2, 1995 to satisfy or waive the contingency that requires participation in the management group by the Company's dealers representing not less than 85% of the Company's stores

October 2, 1995     Extension granted until October 16, 1995 to satisfy or
                    waive the 85% participation contingency

October 5, 1995     Management achieves 82% store-participation and waives
                    contingency
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PaineWebber Incorporated                                                      4

-------------------------------------------------------------------------------
                                                              Big O Tires, Inc.
-------------------------------------------------------------------------------
EXECUTIVE SUMMARY
-------------------------------------------------------------------------------
MARKETING PROCESS OVERVIEW

/ / In the fall of 1994, PaineWebber began to contact parties with respect to possible interest in acquiring the Company

/ / 17 potential purchasers were contacted

    -- 7 Confidentiality Agreements were executed

POTENTIAL STRATEGIC BUYERS
-------------------------------------------------------------------------------
Company                             Comments
-------------------------------------------------------------------------------
Acklands Ltd                        Interest in Canadian operations only
AKII Company                        Preliminary letter of intent at $18.00
Bridgestone Firestone Inc.          Not interested
Canadian Tire                       Not interested. Overlap of licensed stores
                                    in British Columbia
Cooper Tire & Rubber Co.            Not interested
Discount Tire Co. Inc.              Not interested
Goodyear Tire & Rubber Co.          Not interested
The Kelly-Springfield Tire Co.      Not interested
Michelin Tire Corp.                 Not interested
Montgomery Ward                     Not interested
Whitman Corp.                       Not interested
-------------------------------------------------------------------------------


POTENTIAL FINANCIAL BUYERS
-------------------------------------------------------------------------------
Company                             Comments
-------------------------------------------------------------------------------
Fremont Capital                     Unwilling to execute Confidentiality
                                    Agreement
Citicorp Venture Capital            Not interested
Heller Financial                    Not interested
Vestar                              Not interested
Wafra Investment Advisory           Not interested
Wasserstein Perella Merchant
  Banking Fund                      Not interested
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PaineWebber Incorporated                                                      5

-------------------------------------------------------------------------------
                                                              Big O Tires, Inc.
-------------------------------------------------------------------------------
EXECUTIVE SUMMARY
-------------------------------------------------------------------------------
MARKETING PROCESS OVERVIEW (CONT'D)

/ / The Company initially received two written acquisition proposals:

    -- On October 11, 1994, AKH, a California-based company which owns retail tire dealerships, delivered a letter to the Company proposing an acquisition of $18.00 per share in cash subject to due diligence, financing and other conditions

    -- On December 2, 1994, the Company received a letter from a group comprised of certain members of Big O's management and dealers that proposed to acquire all of the outstanding shares of the Company for $18.50 per share subject to, among other things:

       -- obtaining financing

       -- participation by at least 80% of the shares held by the Company's ESOP

       -- participation by franchise dealers having at least 85% of the franchise locations

/ / On December 6, 1994, two class-action lawsuits were filed seeking to enjoin the transaction and the implementation of the Shareholder Rights Plan

    -- On March 31, 1995, such lawsuits were dismissed

/ / On December 16, 1994, Big O Tires received a letter from AKH indicating that it would not proceed with its proposal until the proposal submitted by the Company's management and dealers was no longer being considered

_________________
Note: Prior to being retained as financial advisor to the Company with respect to strategic alternatives. PaineWebber acted as financial advisor to Big O in conjunction with an $8.0 million Senior Notes Offering.

-------------------------------------------------------------------------------
PaineWebber Incorporated                                                      6

-------------------------------------------------------------------------------
                                                              Big O Tires, Inc.
-------------------------------------------------------------------------------
EXECUTIVE SUMMARY
-------------------------------------------------------------------------------
MARKETING PROCESS OVERVIEW (CONT'D)

/ / On February 7, 1995, the Company received a letter from Big O's management and dealers advising that the group had elected to discontinue pursuing an acquisition as a result of, among other issues:

    -- the difficulties experienced in obtaining financing commitments

    -- the inability of the Company's management and dealers' to reach agreement on certain issues relating to the acquisition

/ / On February 8, 1995, the Company publicly disclosed Big O's management and dealers intentions

/ / April 6, 1995, the Company received a new proposal from the Company's management and dealers to acquire Big O for a cash price of $16.00

    -- the Investment Committee of the Board (the "Investment Committee") determined not to accept the $16.00 per share offer and advised the management and dealer group that it would be open to further negotiations at a more favorable price

/ / On June 7, 1995, after a series of negotiations the Company entered into an agreement with the dealer management group with respect to an offer at $16.50, subject to similar conditions highlighted in the group's December 2, 1994 proposal letter

-------------------------------------------------------------------------------
PaineWebber Incorporated                                                      7

-------------------------------------------------------------------------------
                                                              Big O Tires, Inc.
-------------------------------------------------------------------------------
EXECUTIVE SUMMARY
-------------------------------------------------------------------------------
TRANSACTION OVERVIEW

/ / Proposed acquisition by merger of Big O Tires by certain members of senior management and certain franchise dealers of Big O Tires for $16.50 per share in cash (the "Merger Consideration")

    -- Based on all outstanding shares of common stock and common stock equivalents, the total value of the transaction is approximately $71.5 million

    -- A portion of the shares held by certain members of management and participants in the Company's ESOP shall be canceled without payment

/ / In the merger, all shares (other than the Excluded Shares) will be converted into a right to receive the merger Consideration.

    -- "Excluded Shares" means shares of the Company's common stock that are (i)
       held by certain members of the Company's senior management, (ii) held by certain participants in the Company's Employee Stock Ownership Plan or
       (iii) held by, or under contract to be acquired by: (A) the Company, or both (B) their respective direct or indirect subsidiaries or (C) any stockholder or affiliate or both

-------------------------------------------------------------------------------
PaineWebber Incorporated                                                      8

-------------------------------------------------------------------------------
                                                              Big O Tires, Inc.
-------------------------------------------------------------------------------
EXECUTIVE SUMMARY
-------------------------------------------------------------------------------
TRANSACTION OVERVIEW (CONT'D)

/ / Transaction is currently conditioned upon, among others things:

    -- Approval by at least 80% of the shares of Company common stock held by the ESOP

    -- The absence of any governmental or regulatory prohibitions against the merger

    -- Shareholder approval

    -- Receipt of opinions as to the fairness of the transaction from a financial point of view to the disinterested stockholders and participants in the ESOP

/ / Big O Tires has requested that PaineWebber provide the Board of Directors with an opinion as to whether or not the Merger Consideration is fair, from a financial point of view, to the holders of the Company's common stock (other than holders of the Excluded Shares)

-------------------------------------------------------------------------------
PaineWebber Incorporated                                                      9

-------------------------------------------------------------------------------
                                                              Big O Tires, Inc.
-------------------------------------------------------------------------------
EXECUTIVE SUMMARY
-------------------------------------------------------------------------------
TRANSACTION OVERVIEW (CONT'D)

CALCULATION OF TOTAL PURCHASE PRICE
-------------------------------------------------------------------------------
($ IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
-------------------------------------------------------------------------------
Offer Price Per Share                                 $ 16.50
Shares Outstanding (1)(2)                               3,436
                                                      -------
Implied Equity Value                                   56,697
Plus:  Total Debt                                      19,019
Less:  Cash and Equivalents                            (4,254)
                                                      -------
Implied Total Enterprise Value                        $71,462
                                                      =======
-------------------------------------------------------------------------------

OPERATING STATISTICS
-------------------------------------------------------------------------------
LTM (3)       LTM         LTM      LTM Net    1995E Net     1996E Net
Revenues   EBITDA (4)   EBIT (5)   Income   Income (6)(7)   Income (6)
-------------------------------------------------------------------------------
$141,218    $9,889      $8,237     $3,913      $4,068         $4,859
-------------------------------------------------------------------------------

MULTIPLE ANALYSIS
-------------------------------------------------------------------------------
TEV/LTM    TEV/LTM   TEV/LTM     MV/LTM      MV/1995E     MV/1996E
Revenues   EBITDA     EBIT     Net Income   Net Income   Net Income
-------------------------------------------------------------------------------
0.51x       7.2x      8.7x       14.5x         13.9x        11.7x
-------------------------------------------------------------------------------

________________
(1) Based on 3,317,840 common shares outstanding as of November 10, 1995 plus 118,318 options outstanding, assuming the treasury stock method, as of December 31, 1994.

(2) Options outstanding under the treasury stock method are calculated based on 226,347 options outstanding as of December 31, 1994, and assume on average option exercise price and stock price of $7.88 and $16.50 respectively.

(3) LTM = Latest twelve months ended September 30, 1995.

(4) EBITDA = Earnings Before Interest Taxes, Depreciation and Amortization.

(5) EBIT = Earnings Before Interest and Taxes.

(6) Based on Company Projections.

(7) Excludes $1,274,000 of extraordinary items including shareholder proposal expense, losses on the sale or closure of retail stores, and warehouse consolidation costs. A 42.0% tax rate is assumed.

-------------------------------------------------------------------------------
PaineWebber Incorporated                                                     10

-------------------------------------------------------------------------------
                                                              Big O Tires, Inc.
-------------------------------------------------------------------------------
EXECUTIVE SUMMARY
-------------------------------------------------------------------------------
VALUATION SUMMARY

/ / The chart below depicts the following:

    -- The range of equity values based on the valuation methodologies employed by PaineWebber; and

    -- The implied fully diluted per share value of the Big O Tires management and dealer offer

COMPARISON OF IMPLIED BIG O TIRES PER SHARE VALUE BY METHODOLOGY (1)

           [GRAPH]
EXECUTIVE SUMMARY

VALUATION SUMMARY

- THE CHART BELOW DEPICTS THE FOLLOWING:
     - THE RANGE OF EQUITY VALUES BASED ON THE VALUATION METHODOLOGIES EMPLOYED BY PAINEWEBBER; AND

- THE IMPLIED FULLY DILUTED PER SHARE VALUE OF THE BIG O TIRES MANAGEMENT AND DEALER OFFER

COMPARISON OF IMPLIED BIG O TIRES PER SHARE VALUE BY METHODOLOGY (1)

[BAR GRAPH APPEARS HERE]

CATEGORY                           $ PER SHARE

BOOK VALUE (9/30/95)                         11.20
MARKET VALUE (11/10/95)                      14.75
MARKET VALUE (52 WEEK HIGH/LOW)              12.00 - 17.38
DISCOUNTED CASH FLOW ANALYSIS                14.95 - 20.32
COMPARATIVE COMPANY ANALYSIS (NO PREMIUM)         11.87 - 16.32
COMPARATIVE COMPANY ANALYSIS (30% PREMIUM)(2)     15.43 - 21.22

[NOTE: ABOVE STOCK PRICES COMPARED WITH $16.50 PER SHARE OFFER PRICE]

(1) AS OF SEPTEMBER 10, 1995, BIG O TIRES HAD 3,317,840 SHARES OF COMMON STOCK OUTSTANDING AND 226,347 COMMON STOCK OPTIONS OUTSTANDING WITH AN AVERAGE EXERCISE PRICE OF $7.88.

(2) PREMIUM BASED ON RETAIL INDUSTRY (AS DEFINED BY SDC) TRANSACTIONS FROM JANUARY 1, 1990 TO NOVEMBER 3, 1994.




________________
(1) As of September 10, 1995, Big O Tires had 3,317,840 shares of common stock outstanding and 226,347 common stock options outstanding with an average exercise price of $7.88.

(2) Premium based on retail industry (as defined by SDC) transactions from January 1, 1990 to November 3, 1994.
-------------------------------------------------------------------------------
PaineWebber Incorporated                                                     11

-------------------------------------------------------------------------------
                                                              Big O Tires, Inc.
-------------------------------------------------------------------------------
PART II -- REVIEW OF DUE DILIGENCE

-------------------------------------------------------------------------------
PaineWebber Incorporated                                                     12

-------------------------------------------------------------------------------
                                                              Big O Tires, Inc.
-------------------------------------------------------------------------------
REVIEW OF DUE DILIGENCE
-------------------------------------------------------------------------------

/ / Reviewed Big O Tires Annual Reports, Forms 10-K and related financial information for the three fiscal years ended December 31, 1992, 1993 and 1994 and Company's draft Form 10-Q and related unaudited financial information for the nine months ended September 30, 1995.

/ / Reviewed certain information, including financial forecasts, relating to the business, earnings, cash flow, assets and prospects of Big O Tires, furnished to PaineWebber by Big O Tires.

/ / Visited Big O Tires facilities and conducted discussions with members of senior management of Big O Tires concerning its business and prospects.

/ / Reviewed the historical market prices and trading activity for Big O
    Tires common stock and compared them with those of certain publicly traded companies which PaineWebber deemed relevant.

/ / Compared the results of operations of Big O Tires with those of certain companies which PaineWebber deemed relevant.

/ / Compared the results of operations of the Company with those of certain companies which PaineWebber deemed relevant.

-------------------------------------------------------------------------------
PaineWebber Incorporated                                                     13

-------------------------------------------------------------------------------
                                                              Big O Tires, Inc.
-------------------------------------------------------------------------------
REVIEW OF DUE DILIGENCE



           --------------------------------------------------------------------

           / / Compared the proposed financial terms of the Merger with the financial terms of certain other mergers and acquisitions which PaineWebber deemed relevant.

           / / Reviewed the merger agreement and the draft proxy statement relating to the Merger as proposed to be filed with the Securities and Exchange Commission.

           / / Reviewed such other financial studies and analyses and performed such other investigations and took into account such other matters as PaineWebber deemed appropriate, including its assessment of general economic, market and monetary conditions.


-------------------------------------------------------------------------------
PaineWebber Incorporated                                                     14

-------------------------------------------------------------------------------
                                                              Big O Tires, Inc.
-------------------------------------------------------------------------------


           PART III -- BIG O TIRES, INC.








-------------------------------------------------------------------------------
PaineWebber Incorporated                                                     15

-------------------------------------------------------------------------------
                                                              Big O Tires, Inc.
-------------------------------------------------------------------------------


           EXHIBIT I -- COMPANY OVERVIEW








-------------------------------------------------------------------------------
PaineWebber Incorporated                                                     16

-------------------------------------------------------------------------------
                                                              Big O Tires, Inc.
-------------------------------------------------------------------------------
COMPANY OVERVIEW


           --------------------------------------------------------------------

           / / Big O Tires, Inc., is one of the largest independent retail tire and auto service franchisers in North America, with 378 stores in 18 states primarily in the West and Midwest (1). The Company also distributes tires and other automotive products to 40 Associated Dealers in British Columbia, Canada. It is the sole distributor of its private Big O brand tires and a major distributor of other brands such as Michelin, B.F. Goodrich and Uniroyal, as well as aftermarket suspension parts manufactured by Monroe Auto Equipment.

           / / In June 1993, the Company adopted a plan to consolidate three of its regional distribution centers into a single warehouse facility to be located near Las Vegas, Nevada. One of the three regional distribution centers to be consolidated was located in Denver, Colorado, and the other two were located in the cities of Ontario and Vacaville, California. The Nevada warehouse facility was opened on March 14, 1995.

           / / The Company's sales by product line in 1994 were as follows:

           --------------------------------------------------------------------
           (IN THOUSANDS)
                                                                  % OF TOTAL
                                         UNITS    REVENUES (1)   PRODUCT SALES
                                         -----    ------------   -------------
           Big O Brand Tires             1,410       $80,424         68.0%
           Other Brand Tires               646        26,472         22.0
           Wheels, Shocks and Other
            Accessories                  1,338        12,051         10.0
           --------------------------------------------------------------------
           _________________
           (1) Source: December 31, 1994 10-K.



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PaineWebber Incorporated                                                     17

-------------------------------------------------------------------------------
                                                              Big O Tires, Inc.
-------------------------------------------------------------------------------
COMPANY OVERVIEW


           --------------------------------------------------------------------
           / / In July 1994, the Company implemented its "Cost-U-Less" marketing program. This program provided, along with a marketing message of competitive pricing on all products and services, a reduction in the cost of Big O brand tires to the Company's franchisees. This allowed the franchisees to offer Big O brand products to retail customers at lower retail prices which generally allowed the franchisees to be more competitive in their markets

           / / The program has resulted in an increase in the percent of tires sold that are Big O brand, which generally provide a higher margin than non-Big O brand tires




-------------------------------------------------------------------------------
PaineWebber Incorporated                                                     18

-------------------------------------------------------------------------------
                                                              Big O Tires, Inc.
-------------------------------------------------------------------------------
COMPANY OVERVIEW


           --------------------------------------------------------------------
           BIG O TIRES OWNERSHIP SUMMARY(1)



COMPANY OVERVIEW

BIG O TIRES OWNERSHIP SUMMARY (1)

[PIE GRAPH APPEARS HERE]

DIRECTORS AND EXECUTIVE OFFICERS              5.4%
BALBOA INVESTMENT GROUP                       9.4%
ESOP                                         19.2%
OTHER                                        66.0%

(1) BASED ON THE COMPANY'S PROXY STATEMENT DATED APRIL 29, 1995.

           _________________
           (1) Based on the Company's Proxy Statement dated April 29, 1995.




-------------------------------------------------------------------------------
PaineWebber Incorporated                                                     19

-------------------------------------------------------------------------------
                                                              Big O Tires, Inc.
-------------------------------------------------------------------------------



           EXHIBIT II -- HISTORICAL FINANCIAL
           PERFORMANCE




-------------------------------------------------------------------------------
PaineWebber Incorporated                                                     20

-------------------------------------------------------------------------------
                                                              Big O Tires, Inc.
-------------------------------------------------------------------------------
HISTORICAL FINANCIAL PERFORMANCE


           --------------------------------------------------------------------

           BIG O TIRES INCOME STATEMENT DATA
           --------------------------------------------------------------------

           ($ IN THOUSANDS, EXCEPT                                                      FOR THE NINE MONTHS
           PER SHARE DATA)           FOR THE FISCAL YEARS ENDING DECEMBER 31,           ENDING SEPTEMBER 30,
                              --------------------------------------------------------  --------------------
                              1989      1990      1991      1992       1993      1994      1994      1995
           -------------------------------------------------------------------------------------------------
           Net Sales        $108,227  $106,902  $113,836  $119,799  $122,960  $127,678   $94,132   $107,672
             SALES GROWTH       15.7%     (1.2)%     6.5%      5.2%      2.6%      3.8%
           Cost of Sales      85,627    84,618    88,638    92,150    95,329    97,547    72,203     84,737
                            --------  --------  --------  --------   -------   -------   -------   --------
           Gross Profit       22,600    22,284    25,198    27,649    27,631    30,131    21,929     22,935
             GROSS MARGIN       20.9%     20.8%     22.1%     23.1%     22.5%     23.7%     23.3%      21.3%
           Selling, General
            and Admin.        18,897    18,823    20,173    21,713    21,815    22,245    16,990     17,645
                            --------  --------  --------  --------   -------   -------   -------   --------
             AS A % OF NET
              SALES             17.5%     17.6%     17.7%     18.1%     17.7%     17.4%     18.0%      16.4%
           Operating Income    3,703     3,461     5,025     5,936     5,816     7,886     4,939      5,290
             OPERATING MARGIN    3.4%      3.2%      4.4%      5.0%      4.7%      6.2%      5.2%       4.9%
           Net Interest
            Expense            1,328     1,891     1,575     1,170     1,219     1,465     1,177      1,199
                            --------  --------  --------  --------   -------   -------   -------   --------
           Pre-Tax Income      2,375(1)  1,570(2)  3,450(3)  4,766     4,597(4)  6,421(5)  3,762(6)   4,091(7)
           Income Taxes          998       659     1,449     1,983     1,953     2,698     1,580      1,719
                            --------  --------  --------  --------   -------   -------   -------   --------
           Net Income          1,377(1)    911(2)  2,001(3)  2,783     2,644(4)  3,723(5)  2,182(6)   2,372(7)
             NET MARGIN          1.3%      0.9%      1.8%      2.3%      2.2%      2.9%      2.3%       2.2%
           Earnings Per
            Share (8)          $0.43     $0.26     $0.57     $0.80    $ 0.78    $ 1.11   $  0.65    $  0.70
                            --------  --------  --------  --------   -------   -------   -------   --------
           -------------------------------------------------------------------------------------------------

           _________________
           (1) Excludes a $314,800 gain on sale of retail stores. A 42.0% tax rate is assumed for net income calculation.
           (2) Excludes a $305,300 loss on retail stores closed. A 42.0% tax rate is assumed for net income calculation.
           (3) Excludes a $310,600 loss on retail stores closed. A 42.0% tax rate is assumed for net income calculation.
           (4) Excludes extraordinary charges totaling $1,317,111. A 42.0% tax rate is assumed for net income calculation.
           (5) Excludes extraordinary charges totaling $1,780,000 A 42% tax rate is assumed for net income calculation.
           (6) Excludes $345,000 shareholder proposal expense and $911,000 loss on sale or closure of retail stores. A 42.0% is tax rate is assumed for net income calculation.
           (7) Excludes $967,000 shareholder proposal expense. $312,000 loss on sale or closure of retail stores and $320,000 warehouse consolidation costs. A 42.0% tax rate is assumed for net income calculation.
           (8) All earnings per share figures have been adjusted for the Company's 5-for-1 reverse stock split effective June 15, 1992.


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PaineWebber Incorporated                                                     21

-------------------------------------------------------------------------------
                                                              Big O Tires, Inc.
-------------------------------------------------------------------------------
HISTORICAL FINANCIAL PERFORMANCE


           --------------------------------------------------------------------

           BIG O TIRES BALANCE SHEET DATA
           --------------------------------------------------------------------

           ($ IN THOUSANDS)
                                                AS OF DECEMBER 31,          AS OF SEPTEMBER 30,
                                    --------------------------------------  -------------------
                                      1991      1992      1993      1994            1995
-----------------------------------------------------------------------------------------------

Current Assets
 Cash and Equivalents               $ 1,873    $ 1,590   $ 1,113   $ 4,882        $   854
 Accounts and Other Receivable       13,071      8,835     7,722    11,070         13,638
 Inventories                         13,839     15,348    11,748    14,219         17,751
 Other                                3,722      3,721     3,553     3,547          3,321
                                    -------    -------   -------   -------        -------
   Total Current Assets              32,505     29,494    24,136    33,718         35,564

Net Property, Plant and Equipment     12,566    12,166    13,153    12,031         19,095
Other Assets                          14,860    16,019    19,318    16,219         15,187
                                    -------    -------   -------   -------        -------
  Total Assets                       $59,932   $57,679   $56,607   $61,968        $69,846
                                    -------    -------   -------   -------        -------

Current Liabilities
 Accounts Payable                   $ 4,485   $ 5,085   $ 3,613   $   650       $   5,418
 Current Portion of Long Term Debt    1,558     1,355     2,649     2,066           1,643
 Other                                5,801     5,721     6,650     6,335           6,750
                                    -------   -------   -------   -------         -------
   Total Current Liabilities         11,844    12,161    12,912     9,051          13,811

Long Term Debt                       14,648     9,359    11,037    15,906          17,376
Other Long Term Liabilities           2,508     1,969     1,170     1,882           1,499
                                    -------   -------   -------   -------         -------
   Total Liabilities                 29,000    23,489    25,119    26,839          32,686

Shareholders' Equity                 30,932    34,190    31,488    35,129          37,160
                                    -------   -------   -------   -------         -------

  Total Liabilities and
   Shareholders' Equity             $59,932   $57,679   $56,607   $61,968        $ 69,846
                                    -------   -------   -------   -------        --------
Total Debt/Total Capitalization        34.4%     23.9%     30.3%     34.0%           33.9%
Total Debt/Total Equity                52.4%     31.3%     43.5%     51.2%           51.2%
----------------------------------------------------------------------------------------------



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PaineWebber Incorporated                                                     22

-------------------------------------------------------------------------------
                                                              Big O Tires, Inc.
-------------------------------------------------------------------------------
EXHIBIT III -- STOCK PRICE AND VOLUME PERFORMANCE




-------------------------------------------------------------------------------
PaineWebber Incorporated                                                     23

-------------------------------------------------------------------------------
                                                              Big O Tires, Inc.
-------------------------------------------------------------------------------
STOCK PRICE AND VOLUME PERFORMANCE



           --------------------------------------------------------------------
           BIG O TIRES STOCK PRICE -- LATEST 24 MONTHS

           [GRAPH APPEARS HERE]

STOCK PRICE AND VOLUME PERFORMANCE

BIG O TIRES STOCK PRICE  - LATEST 24 MONTHS

DATE      STOCK PRICE

11/09/93  15.500000
11/10/93  15.250000
11/11/93  14.880000
11/12/93  14.880000
11/15/93  15.000000
11/16/93  14.750000
11/17/93  14.750000
11/18/93  15.000000
11/19/93  14.630000
11/22/93  14.250000
11/23/93  14.380000
11/24/93  14.250000
11/29/93  14.380000
11/30/93  15.000000
12/01/93  15.250000
12/02/93  15.500000
12/03/93  15.500000
12/06/93  15.250000
12/07/93  15.250000
12/08/93  15.250000
12/09/93  15.125000
12/10/93  15.375000
12/13/93  14.750000
12/14/93  14.250000
12/15/93  14.250000
12/16/93  14.375000
12/17/93  14.125000
12/20/93  13.875000
12/21/93  14.750000
12/22/93  14.500000
12/23/93  14.875000
12/27/93  14.875000
12/28/93  14.625000
12/30/93  14.250000
12/31/93  14.250000
01/01/94  14.250000
01/03/94  14.125000
01/04/94  13.875000
01/05/94  14.000000
01/06/94  14.500000
01/07/94  14.000000
01/10/94  14.000000
01/11/94  13.750000
01/12/94  14.000000
01/13/94  13.500000
01/14/94  13.750000
01/17/94  13.500000
01/18/94  13.000000
01/19/94  13.750000
01/20/94  13.375000
01/21/94  13.500000
01/24/94  13.500000
01/25/94  13.125000
01/26/94  13.125000
01/27/94  13.125000
01/28/94  13.625000
01/31/94  14.250000
02/01/94  15.750000
02/02/94  15.500000
02/03/94  15.750000
02/04/94  15.500000
02/07/94  15.375000
02/08/94  15.000000
02/09/94  14.750000
02/10/94  14.500000
02/11/94  14.500000
02/14/94  14.750000
02/15/94  14.500000
02/16/94  14.500000
02/17/94  14.750000
02/18/94  14.375000
02/22/94  14.375000
02/23/94  14.750000
02/24/94  14.750000
02/25/94  13.750000
02/28/94  13.625000
03/01/94  14.250000
03/02/94  13.375000
03/03/94  14.000000
03/04/94  14.000000
03/07/94  14.625000
03/08/94  14.875000
03/09/94  14.875000
03/10/94  14.500000
03/11/94  14.875000
03/14/94  14.625000
03/15/94  15.250000
03/16/94  14.875000
03/17/94  14.750000
03/18/94  15.250000
03/21/94  15.375000
03/22/94  15.750000
03/23/94  15.750000
03/24/94  15.500000
03/25/94  16.000000
03/28/94  16.000000
03/29/94  15.000000
03/30/94  15.500000
03/31/94  14.750000
04/04/94  13.125000
04/05/94  14.750000
04/06/94  14.000000
04/07/94  14.375000
04/08/94  13.875000
04/11/94  13.750000
04/12/94  14.250000
04/13/94  14.000000
04/14/94  15.000000
04/15/94  15.375000
04/18/94  14.750000
04/19/94  14.500000
04/20/94  14.625000
04/21/94  15.000000
04/22/94  15.375000
04/25/94  15.000000
04/26/94  15.500000
04/28/94  15.500000
04/29/94  15.125000
05/02/94  15.500000
05/03/94  15.750000
05/04/94  15.750000
05/05/94  15.500000
05/06/94  15.000000
05/09/94  15.750000
05/10/94  15.250000
05/11/94  14.750000
05/12/94  14.625000
05/13/94  14.625000
05/17/94  15.250000
05/18/94  15.500000
05/19/94  16.000000
05/20/94  15.500000
05/23/94  15.750000
05/24/94  15.250000
05/25/94  15.000000
05/26/94  15.000000
05/27/94  15.000000
05/31/94  15.000000
06/01/94  15.250000
06/02/94  15.375000
06/03/94  15.250000
06/06/94  15.750000
06/07/94  15.625000
06/08/94  15.625000
06/09/94  16.000000
06/10/94  15.500000
06/13/94  15.500000
06/14/94  15.750000
06/15/94  16.125000
06/16/94  16.375000
06/17/94  16.750000
06/20/94  15.875000
06/21/94  16.250000
06/22/94  15.750000
06/23/94  15.750000
06/24/94  15.250000
06/27/94  16.000000
06/28/94  16.250000
06/29/94  16.250000
06/30/94  15.500000
07/01/94  15.750000
07/05/94  15.250000
07/06/94  14.750000
07/07/94  14.750000
07/08/94  15.250000
07/11/94  15.000000
07/12/94  15.500000
07/13/94  15.630000
07/14/94  15.750000
07/15/94  15.750000
07/18/94  15.000000
07/19/94  16.250000
07/20/94  15.630000
07/21/94  15.630000
07/22/94  16.250000
07/25/94  15.750000
07/26/94  15.880000
07/27/94  15.750000
07/28/94  15.750000
07/29/94  15.750000
08/01/94  15.750000
08/02/94  15.500000
08/03/94  15.630000
08/04/94  15.630000
08/05/94  15.437500
08/08/94  15.000000
08/09/94  15.000000
08/10/94  15.750000
08/11/94  15.000000
08/12/94  15.630000
08/15/94  15.130000
08/16/94  15.630000
08/17/94  15.250000
08/18/94  15.500000
08/19/94  16.000000
08/22/94  15.880000
08/23/94  15.750000
08/24/94  15.380000
08/25/94  15.750000
08/26/94  15.380000
08/29/94  14.880000
08/30/94  15.750000
08/31/94  15.750000
09/01/94  15.880000
09/02/94  16.500000
09/06/94  16.500000
09/07/94  16.500000
09/08/94  15.750000
09/09/94  16.000000
09/12/94  15.750000
09/13/94  15.500000
09/14/94  16.250000
09/15/94  15.750000
09/16/94  16.000000
09/19/94  15.250000
09/20/94  15.250000
09/21/94  16.000000
09/22/94  16.000000
09/23/94  16.000000
09/26/94  15.750000
09/27/94  15.750000
09/28/94  15.500000
09/29/94  15.630000
09/30/94  16.000000
10/03/94  15.500000
10/04/94  15.750000
10/05/94  15.500000
10/06/94  15.500000
10/07/94  16.250000
10/10/94  16.250000
10/11/94  17.000000
10/12/94  17.250000
10/13/94  16.750000
10/14/94  16.625000
10/17/94  16.250000
10/18/94  16.250000
10/19/94  16.625000
10/20/94  16.437500
10/21/94  16.875000
10/24/94  16.625000
10/25/94  16.750000
10/26/94  16.750000
10/27/94  16.750000
10/28/94  16.375000
10/31/94  16.500000
11/01/94  17.000000
11/02/94  17.250000
11/03/94  16.500000
11/04/94  16.000000
11/07/94  16.625000
11/08/94  16.125000
11/09/94  16.500000
11/10/94  15.500000
11/11/94  16.000000
11/14/94  16.000000
11/15/94  15.750000
11/16/94  16.000000
11/17/94  16.250000
11/18/94  15.875000
11/21/94  15.875000
11/22/94  15.875000
11/23/94  16.000000
11/25/94  15.875000
11/28/94  15.875000
11/29/94  16.000000
11/30/94  16.250000
12/01/94  16.000000
12/02/94  16.000000
12/05/94  17.187500
12/06/94  17.125000
12/07/94  17.125000
12/08/94  16.750000
12/09/94  16.500000
12/12/94  16.625000
12/13/94  16.750000
12/14/94  16.250000
12/15/94  16.062500
12/16/94  15.750000
12/20/94  16.375000
12/21/94  16.250000
12/22/94  16.125000
12/23/94  16.000000
12/27/94  15.750000
12/28/94  15.750000
12/29/94  15.250000
12/30/94  15.250000
01/01/95  15.250000
01/03/95  15.750000
01/04/95  16.250000
01/05/95  15.875000
01/06/95  16.000000
01/09/95  15.875000
01/10/95  15.625000
01/11/95  15.875000
01/12/95  15.500000
01/13/95  15.625000
01/16/95  15.500000
01/17/95  15.625000
01/18/95  15.625000
01/19/95  15.500000
01/20/95  15.375000
01/23/95  16.625000
01/24/95  15.250000
01/25/95  15.625000
01/26/95  15.500000
01/27/95  15.562500
01/30/95  15.375000
01/31/95  15.625000
02/01/95  15.750000
02/02/95  15.500000
02/03/95  15.625000
02/06/95  15.937500
02/07/95  15.750000
02/08/95  14.250000
02/09/95  14.375000
02/10/95  14.625000
02/13/95  14.125000
02/14/95  13.750000
02/15/95  13.875000
02/16/95  13.937500
02/17/95  14.000000
02/21/95  13.625000
02/22/95  13.625000
02/23/95  14.000000
02/24/95  14.000000
02/27/95  13.375000
02/28/95  13.250000
03/01/95  13.500000
03/02/95  13.750000
03/03/95  13.625000
03/06/95  13.750000
03/07/95  13.500000
03/08/95  14.000000
03/09/95  14.125000
03/10/95  14.625000
03/13/95  14.375000
03/14/95  14.375000
03/15/95  14.500000
03/16/95  14.250000
03/17/95  14.375000
03/20/95  13.875000
03/21/95  14.125000
03/22/95  13.875000
03/23/95  13.500000
03/24/95  13.250000
03/27/95  13.250000
03/28/95  13.250000
03/29/95  13.250000
03/30/95  13.000000
03/31/95  13.000000
04/03/95  13.000000
04/04/95  13.375000
04/05/95  13.875000
04/06/95  13.750000
04/07/95  13.625000
04/10/95  13.750000
04/11/95  13.750000
04/12/95  13.875000
04/13/95  13.750000
04/17/95  13.750000
04/18/95  13.250000
04/19/95  13.625000
04/20/95  13.625000
04/21/95  13.250000
04/24/95  13.375000
04/25/95  13.250000
04/26/95  13.250000
04/27/95  13.375000
04/28/95  13.750000
05/01/95  14.250000
05/02/95  14.125000
05/03/95  13.750000
05/04/95  14.000000
05/05/95  14.000000
05/08/95  13.500000
05/09/95  14.000000
05/10/95  14.000000
05/11/95  13.750000
05/12/95  13.875000
05/15/95  13.625000
05/16/95  14.500000
05/17/95  13.500000
05/18/95  13.250000
05/19/95  13.250000
05/23/95  13.500000
05/24/95  13.750000
05/25/95  14.000000
05/26/95  13.250000
05/30/95  13.500000
05/31/95  13.750000
06/05/95  14.500000
06/06/95  14.250000
06/07/95  14.000000
06/08/95  15.000000
06/09/95  14.500000
06/12/95  14.625000
06/13/95  14.625000
06/14/95  14.625000
06/15/95  14.750000
06/16/95  14.750000
06/19/95  14.750000
06/20/95  14.750000
06/21/95  15.000000
06/22/95  14.750000
06/23/95  14.625000
06/26/95  14.500000
06/27/95  14.500000
06/28/95  14.625000
06/29/95  14.687500
07/03/95  14.625000
07/05/95  14.625000
07/06/95  14.375000
07/07/95  14.500000
07/10/95  15.000000
07/11/95  14.250000
07/12/95  14.125000
07/13/95  13.625000
07/14/95  14.500000
07/17/95  14.875000
07/18/95  14.375000
07/19/95  14.000000
07/20/95  14.375000
07/21/95  14.375000
07/24/95  14.375000
07/25/95  14.250000
07/26/95  14.750000
07/27/95  14.625000
07/28/95  14.500000
07/31/95  14.250000
08/01/95  14.250000
08/02/95  14.500000
08/03/95  14.250000
08/04/95  14.250000
08/08/95  14.375000
08/09/95  14.000000
08/10/95  14.125000
08/11/95  14.500000
08/14/95  14.500000
08/15/95  14.625000
08/16/95  15.000000
08/17/95  14.500000
08/21/95  14.375000
08/22/95  14.375000
08/23/95  14.625000
08/24/95  14.250000
08/25/95  14.375000
08/28/95  14.250000
08/29/95  14.250000
08/30/95  14.500000
08/31/95  14.125000
09/01/95  14.125000
09/05/95  13.125000
09/06/95  13.750000
09/07/95  13.375000
09/08/95  13.750000
09/11/95  13.500000
09/12/95  13.875000
09/13/95  13.750000
09/14/95  13.625000
09/15/95  13.625000
09/18/95  13.750000
09/19/95  14.000000
09/21/95  14.000000
09/25/95  13.625000
09/26/95  13.625000
09/27/95  13.000000
09/28/95  13.000000
09/29/95  12.750000
10/02/95  13.375000
10/03/95  12.500000
10/04/95  12.375000
10/05/95  12.250000
10/06/95  12.625000
10/09/95  13.750000
10/10/95  13.375000
10/11/95  14.125000
10/12/95  14.500000
10/13/95  14.625000
10/16/95  14.500000
10/17/95  14.875000
10/18/95  14.375000
10/19/95  14.250000
10/20/95  14.000000
10/23/95  14.500000
10/24/95  14.250000
10/25/95  13.250000
10/26/95  14.000000
10/27/95  14.125000
10/30/95  14.687500
10/31/95  14.500000
11/01/95  14.250000
11/02/95  14.687500
11/03/95  14.875000
11/06/95  14.500000
11/07/95  14.750000
11/08/95  14.375000
11/09/95  14.750000





-------------------------------------------------------------------------------
PaineWebber Incorporated                                                     24

-------------------------------------------------------------------------------
                                                              Big O Tires, Inc.
-------------------------------------------------------------------------------
STOCK PRICE AND VOLUME PERFORMANCE

           --------------------------------------------------------------------
           BIG O TIRES PERFORMANCE VERSUS COMPARATIVE COMPANIES

           [GRAPH APPEARS HERE]

DATE      STOCK PRICE

11/09/93  15.500000
11/10/93  15.250000
11/11/93  14.880000
11/12/93  14.880000
11/15/93  15.000000
11/16/93  14.750000
11/17/93  14.750000
11/18/93  15.000000
11/19/93  14.630000
11/22/93  14.250000
11/23/93  14.380000
11/24/93  14.250000
11/29/93  14.380000
11/30/93  15.000000
12/01/93  15.250000
12/02/93  15.500000
12/03/93  15.500000
12/06/93  15.250000
12/07/93  15.250000
12/08/93  15.250000
12/09/93  15.125000
12/10/93  15.375000
12/13/93  14.750000
12/14/93  14.250000
12/15/93  14.250000
12/16/93  14.375000
12/17/93  14.125000
12/20/93  13.875000
12/21/93  14.750000
12/22/93  14.500000
12/23/93  14.875000
12/27/93  14.875000
12/28/93  14.625000
12/30/93  14.250000
12/31/93  14.250000
01/01/94  14.250000
01/03/94  14.125000
01/04/94  13.875000
01/05/94  14.000000
01/06/94  14.500000
01/07/94  14.000000
01/10/94  14.000000
01/11/94  13.750000
01/12/94  14.000000
01/13/94  13.500000
01/14/94  13.750000
01/17/94  13.500000
01/18/94  13.000000
01/19/94  13.750000
01/20/94  13.375000
01/21/94  13.500000
01/24/94  13.500000
01/25/94  13.125000
01/26/94  13.125000
01/27/94  13.125000
01/28/94  13.625000
01/31/94  14.250000
02/01/94  15.750000
02/02/94  15.500000
02/03/94  15.750000
02/04/94  15.500000
02/07/94  15.375000
02/08/94  15.000000
02/09/94  14.750000
02/10/94  14.500000
02/11/94  14.500000
02/14/94  14.750000
02/15/94  14.500000
02/16/94  14.500000
02/17/94  14.750000
02/18/94  14.375000
02/22/94  14.375000
02/23/94  14.750000
02/24/94  14.750000
02/25/94  13.750000
02/28/94  13.625000
03/01/94  14.250000
03/02/94  13.375000
03/03/94  14.000000
03/04/94  14.000000
03/07/94  14.625000
03/08/94  14.875000
03/09/94  14.875000
03/10/94  14.500000
03/11/94  14.875000
03/14/94  14.625000
03/15/94  15.250000
03/16/94  14.875000
03/17/94  14.750000
03/18/94  15.250000
03/21/94  15.375000
03/22/94  15.750000
03/23/94  15.750000
03/24/94  15.500000
03/25/94  16.000000
03/28/94  16.000000
03/29/94  15.000000
03/30/94  15.500000
03/31/94  14.750000
04/04/94  13.125000
04/05/94  14.750000
04/06/94  14.000000
04/07/94  14.375000
04/08/94  13.875000
04/11/94  13.750000
04/12/94  14.250000
04/13/94  14.000000
04/14/94  15.000000
04/15/94  15.375000
04/18/94  14.750000
04/19/94  14.500000
04/20/94  14.625000
04/21/94  15.000000
04/22/94  15.375000
04/25/94  15.000000
04/26/94  15.500000
04/28/94  15.500000
04/29/94  15.125000
05/02/94  15.500000
05/03/94  15.750000
05/04/94  15.750000
05/05/94  15.500000
05/06/94  15.000000
05/09/94  15.750000
05/10/94  15.250000
05/11/94  14.750000
05/12/94  14.625000
05/13/94  14.625000
05/17/94  15.250000
05/18/94  15.500000
05/19/94  16.000000
05/20/94  15.500000
05/23/94  15.750000
05/24/94  15.250000
05/25/94  15.000000
05/26/94  15.000000
05/27/94  15.000000
05/31/94  15.000000
06/01/94  15.250000
06/02/94  15.375000
06/03/94  15.250000
06/06/94  15.750000
06/07/94  15.625000
06/08/94  15.625000
06/09/94  16.000000
06/10/94  15.500000
06/13/94  15.500000
06/14/94  15.750000
06/15/94  16.125000
06/16/94  16.375000
06/17/94  16.750000
06/20/94  15.875000
06/21/94  16.250000
06/22/94  15.750000
06/23/94  15.750000
06/24/94  15.250000
06/27/94  16.000000
06/28/94  16.250000
06/29/94  16.250000
06/30/94  15.500000
07/01/94  15.750000
07/05/94  15.250000
07/06/94  14.750000
07/07/94  14.750000
07/08/94  15.250000
07/11/94  15.000000
07/12/94  15.500000
07/13/94  15.630000
07/14/94  15.750000
07/15/94  15.750000
07/18/94  15.000000
07/19/94  16.250000
07/20/94  15.630000
07/21/94  15.630000
07/22/94  16.250000
07/25/94  15.750000
07/26/94  15.880000
07/27/94  15.750000
07/28/94  15.750000
07/29/94  15.750000
08/01/94  15.750000
08/02/94  15.500000
08/03/94  15.630000
08/04/94  15.630000
08/05/94  15.437500
08/08/94  15.000000
08/09/94  15.000000
08/10/94  15.750000
08/11/94  15.000000
08/12/94  15.630000
08/15/94  15.130000
08/16/94  15.630000
08/17/94  15.250000
08/18/94  15.500000
08/19/94  16.000000
08/22/94  15.880000
08/23/94  15.750000
08/24/94  15.380000
08/25/94  15.750000
08/26/94  15.380000
08/29/94  14.880000
08/30/94  15.750000
08/31/94  15.750000
09/01/94  15.880000
09/02/94  16.500000
09/06/94  16.500000
09/07/94  16.500000
09/08/94  15.750000
09/09/94  16.000000
09/12/94  15.750000
09/13/94  15.500000
09/14/94  16.250000
09/15/94  15.750000
09/16/94  16.000000
09/19/94  15.250000
09/20/94  15.250000
09/21/94  16.000000
09/22/94  16.000000
09/23/94  16.000000
09/26/94  15.750000
09/27/94  15.750000
09/28/94  15.500000
09/29/94  15.630000
09/30/94  16.000000
10/03/94  15.500000
10/04/94  15.750000
10/05/94  15.500000
10/06/94  15.500000
10/07/94  16.250000
10/10/94  16.250000
10/11/94  17.000000
10/12/94  17.250000
10/13/94  16.750000
10/14/94  16.625000
10/17/94  16.250000
10/18/94  16.250000
10/19/94  16.625000
10/20/94  16.437500
10/21/94  16.875000
10/24/94  16.625000
10/25/94  16.750000
10/26/94  16.750000
10/27/94  16.750000
10/28/94  16.375000
10/31/94  16.500000
11/01/94  17.000000
11/02/94  17.250000
11/03/94  16.500000
11/04/94  16.000000
11/07/94  16.625000
11/08/94  16.125000
11/09/94  16.500000
11/10/94  15.500000
11/11/94  16.000000
11/14/94  16.000000
11/15/94  15.750000
11/16/94  16.000000
11/17/94  16.250000
11/18/94  15.875000
11/21/94  15.875000
11/22/94  15.875000
11/23/94  16.000000
11/25/94  15.875000
11/28/94  15.875000
11/29/94  16.000000
11/30/94  16.250000
12/01/94  16.000000
12/02/94  16.000000
12/05/94  17.187500
12/06/94  17.125000
12/07/94  17.125000
12/08/94  16.750000
12/09/94  16.500000
12/12/94  16.625000
12/13/94  16.750000
12/14/94  16.250000
12/15/94  16.062500
12/16/94  15.750000
12/20/94  16.375000
12/21/94  16.250000
12/22/94  16.125000
12/23/94  16.000000
12/27/94  15.750000
12/28/94  15.750000
12/29/94  15.250000
12/30/94  15.250000
01/01/95  15.250000
01/03/95  15.750000
01/04/95  16.250000
01/05/95  15.875000
01/06/95  16.000000
01/09/95  15.875000
01/10/95  15.625000
01/11/95  15.875000
01/12/95  15.500000
01/13/95  15.625000
01/16/95  15.500000
01/17/95  15.625000
01/18/95  15.625000
01/19/95  15.500000
01/20/95  15.375000
01/23/95  16.625000
01/24/95  15.250000
01/25/95  15.625000
01/26/95  15.500000
01/27/95  15.562500
01/30/95  15.375000
01/31/95  15.625000
02/01/95  15.750000
02/02/95  15.500000
02/03/95  15.625000
02/06/95  15.937500
02/07/95  15.750000
02/08/95  14.250000
02/09/95  14.375000
02/10/95  14.625000
02/13/95  14.125000
02/14/95  13.750000
02/15/95  13.875000
02/16/95  13.937500
02/17/95  14.000000
02/21/95  13.625000
02/22/95  13.625000
02/23/95  14.000000
02/24/95  14.000000
02/27/95  13.375000
02/28/95  13.250000
03/01/95  13.500000
03/02/95  13.750000
03/03/95  13.625000
03/06/95  13.750000
03/07/95  13.500000
03/08/95  14.000000
03/09/95  14.125000
03/10/95  14.625000
03/13/95  14.375000
03/14/95  14.375000
03/15/95  14.500000
03/16/95  14.250000
03/17/95  14.375000
03/20/95  13.875000
03/21/95  14.125000
03/22/95  13.875000
03/23/95  13.500000
03/24/95  13.250000
03/27/95  13.250000
03/28/95  13.250000
03/29/95  13.250000
03/30/95  13.000000
03/31/95  13.000000
04/03/95  13.000000
04/04/95  13.375000
04/05/95  13.875000
04/06/95  13.750000
04/07/95  13.625000
04/10/95  13.750000
04/11/95  13.750000
04/12/95  13.875000
04/13/95  13.750000
04/17/95  13.750000
04/18/95  13.250000
04/19/95  13.625000
04/20/95  13.625000
04/21/95  13.250000
04/24/95  13.375000
04/25/95  13.250000
04/26/95  13.250000
04/27/95  13.375000
04/28/95  13.750000
05/01/95  14.250000
05/02/95  14.125000
05/03/95  13.750000
05/04/95  14.000000
05/05/95  14.000000
05/08/95  13.500000
05/09/95  14.000000
05/10/95  14.000000
05/11/95  13.750000
05/12/95  13.875000
05/15/95  13.625000
05/16/95  14.500000
05/17/95  13.500000
05/18/95  13.250000
05/19/95  13.250000
05/23/95  13.500000
05/24/95  13.750000
05/25/95  14.000000
05/26/95  13.250000
05/30/95  13.500000
05/31/95  13.750000
06/05/95  14.500000
06/06/95  14.250000
06/07/95  14.000000
06/08/95  15.000000
06/09/95  14.500000
06/12/95  14.625000
06/13/95  14.625000
06/14/95  14.625000
06/15/95  14.750000
06/16/95  14.750000
06/19/95  14.750000
06/20/95  14.750000
06/21/95  15.000000
06/22/95  14.750000
06/23/95  14.625000
06/26/95  14.500000
06/27/95  14.500000
06/28/95  14.625000
06/29/95  14.687500
07/03/95  14.625000
07/05/95  14.625000
07/06/95  14.375000
07/07/95  14.500000
07/10/95  15.000000
07/11/95  14.250000
07/12/95  14.125000
07/13/95  13.625000
07/14/95  14.500000
07/17/95  14.875000
07/18/95  14.375000
07/19/95  14.000000
07/20/95  14.375000
07/21/95  14.375000
07/24/95  14.375000
07/25/95  14.250000
07/26/95  14.750000
07/27/95  14.625000
07/28/95  14.500000
07/31/95  14.250000
08/01/95  14.250000
08/02/95  14.500000
08/03/95  14.250000
08/04/95  14.250000
08/08/95  14.375000
08/09/95  14.000000
08/10/95  14.125000
08/11/95  14.500000
08/14/95  14.500000
08/15/95  14.625000
08/16/95  15.000000
08/17/95  14.500000
08/21/95  14.375000
08/22/95  14.375000
08/23/95  14.625000
08/24/95  14.250000
08/25/95  14.375000
08/28/95  14.250000
08/29/95  14.250000
08/30/95  14.500000
08/31/95  14.125000
09/01/95  14.125000
09/05/95  13.125000
09/06/95  13.750000
09/07/95  13.375000
09/08/95  13.750000
09/11/95  13.500000
09/12/95  13.875000
09/13/95  13.750000
09/14/95  13.625000
09/15/95  13.625000
09/18/95  13.750000
09/19/95  14.000000
09/21/95  14.000000
09/25/95  13.625000
09/26/95  13.625000
09/27/95  13.000000
09/28/95  13.000000
09/29/95  12.750000
10/02/95  13.375000
10/03/95  12.500000
10/04/95  12.375000
10/05/95  12.250000
10/06/95  12.625000
10/09/95  13.750000
10/10/95  13.375000
10/11/95  14.125000
10/12/95  14.500000
10/13/95  14.625000
10/16/95  14.500000
10/17/95  14.875000
10/18/95  14.375000
10/19/95  14.250000
10/20/95  14.000000
10/23/95  14.500000
10/24/95  14.250000
10/25/95  13.250000
10/26/95  14.000000
10/27/95  14.125000
10/30/95  14.687500
10/31/95  14.500000
11/01/95  14.250000
11/02/95  14.687500
11/03/95  14.875000
11/06/95  14.500000
11/07/95  14.750000
11/08/95  14.375000
11/09/95  14.750000


COMPARATIVE COMPANIES    [MEASUREMENT POINTS WERE NOT PROVIDED IN THE EDGAR
                          FILING WERE NOT PROVIDED BY PAINEWEBBER INCORPORATED BUT WERE TAKEN FROM A VISUAL INSPECTION OF THE LINE GRAPH.]

                     APPROXIMATE HIGH/LOW RANGES
                         MEASURING PT. 100%
                         HIGH      LOW

11/09/93 TO 03/10/94     113%      97%
03/10/94 TO 07/10/94     103%      94%
07/10/94 TO 11/09/94     104%      96%
11/09/94 TO 03/10/95     108%      102%
03/10/95 TO 07/10/95     114%      102%
07/10/95 TO 11/09/95     115%      86%




Note: Comparative Companies Index is comprised of Bandag, Brad Ragan,
      Republic Automotive and TBC.
-------------------------------------------------------------------------------
PaineWebber Incorporated                                                     25

-------------------------------------------------------------------------------
                                                              Big O Tires, Inc.
-------------------------------------------------------------------------------
STOCK PRICE AND VOLUME PERFORMANCE

           --------------------------------------------------------------------
           BIG O TIRES VOLUME TRADED ANALYSIS -- LATEST 12 MONTHS

           [GRAPH APPEARS HERE]

STOCK PRICE AND VOLUME PERFORMANCE

BIG O TIRES VOLUME TRADED ANALYSIS - LATEST 12 MONTHS

DATE      VOLUME

11/09/94   4,850
11/10/94  19,650
11/11/94  15,630
11/14/94   6,325
11/15/94  12,200
11/16/94   3,500
11/17/94  13,000
11/18/94   6,800
11/21/94     400
11/22/94  10,620
11/23/94  10,573
11/25/94  10,565
11/28/94     160
11/29/94  16,300
11/30/94  11,967
12/01/94   3,500
12/02/94  28,550
15/05/94  82,344
12/06/94  44,650
12/07/94  16,884
12/08/94  50,467
12/09/94  11,920
12/12/94  10,353
12/13/94   8,238
12/14/94   3,050
12/15/94  33,521
12/16/94  16,500
12/19/94   2,500
12/20/94  40,102
12/21/94  43,400
12/22/94  18,215
12/23/94   3,300
12/27/94   1,940
12/28/94   2,300
12/29/94   2,200
12/30/94   2,725
01/03/95  18,000
01/04/95  20,950
01/05/95   5,372
01/06/95  25,914
01/09/95   7,485
01/10/95   8,800
01/11/95  20,000
01/12/95   2,600
01/13/95   1,700
01/16/95     100
01/17/95  10,890
01/18/95     500
01/19/95   9,185
01/20/95   4,781
01/23/95   1,650
01/24/95   9,769
01/25/95   2,850
01/26/95  10,400
01/27/95   5,600
01/30/95   6,150
01/31/95   2,600
02/01/95     200
02/02/95   1,475
02/03/95  19,300
02/06/95  15,290
02/07/95  28,275
02/08/95  84,645
02/09/95  54,896
02/10/95  11,120
02/13/95   9,331
02/14/95  12,310
02/15/95   9,730
02/16/95  39,758
02/17/95  25,875
02/21/95  13,700
02/22/95   9,900
02/23/95  13,419
02/24/95   1,000
02/27/95   8,300
02/28/95  11,842
03/01/95   5,700
03/02/95   3,900
03/03/95   7,850
03/06/95  13,050
03/07/95  22,771
03/08/95  22,000
03/09/95  14,024
03/10/95  22,018
03/13/95   2,941
03/14/95   8,467
03/15/95  11,041
03/16/95   2,000
03/17/95   3,100
03/20/95   7,124
03/21/95   7,800
03/22/95  13,500
03/23/95   4,200
03/24/95  11,721
03/27/95   4,139
03/28/95   4,100
03/29/95   7,677
03/30/95   1,250
03/31/95   5,500
04/03/95   1,850
04/04/95  22,250
04/05/95   8,700
04/06/95   2,924
04/07/95  28,174
04/10/95   8,500
04/11/95   5,740
04/12/95   7,400
04/13/95  14,200
04/17/95   9,245
04/18/95  10,441
04/19/95   2,200
04/20/95   1,400
04/21/95   1,500
04/24/95  14,040
04/25/95   1,800
04/26/95   2,000
04/27/95   5,543
04/28/95   7,110
05/01/95  17,100
05/02/95   7,000
05/03/95   2,350
05/04/95   1,250
05/05/95   6,740
05/08/95   4,517
05/09/95  10,700
05/10/95   5,100
05/11/95   1,400
05/12/95   6,000
05/15/95   5,000
05/16/95  19,075
05/17/95  11,600
05/18/95  10,250
05/19/95   8,700
05/23/95   9,500
05/24/95   1,000
05/25/95  10,000
05/26/95   1,100
05/30/95   5,800
05/31/95  14,800
06/05/95  35,601
06/06/95   3,900
06/07/95   3,975
06/08/95  73,793
06/09/95  17,800
06/12/95   5,100
06/13/95   1,300
06/14/95     200
06/15/95     400
06/16/95     774
06/19/95   1,000
06/20/95   7,700
06/21/95   3,200
06/22/95   7,600
06/23/95   5,000
06/26/95   2,600
06/27/95   6,220
06/28/95     800
06/29/95   3,800
07/03/95     300
07/05/95   2,100
07/06/95   4,300
07/07/95   9,070
07/10/95   1,120
07/11/95   2,900
07/12/95  14,400
07/13/95   3,092
07/14/95  69,600
07/17/95   2,200
07/18/95  15,858
07/19/95   5,000
07/20/95  10,800
07/21/95   5,100
07/24/95   4,000
07/25/95  47,300
07/26/95  12,800
07/27/95   4,000
07/28/95   4,800
07/31/95  26,700
08/01/95   1,300
08/02/95   3,600
08/03/95  14,610
08/04/95     600
08/08/95   2,445
08/09/95   9,400
08/10/95   1,600
08/11/95   1,000
08/14/95   3,130
08/15/95   5,325
08/16/95  37,744
08/17/95  14,999
08/21/95   4,750
08/22/95   3,800
08/23/95   6,105
08/24/95   6,217
08/25/95   6,045
08/28/95   3,790
08/29/95   6,850
08/30/95  10,400
08/31/95   7,300
09/01/95  24,200
09/05/95  15,400
09/06/95   9,800
09/07/95  24,500
09/08/95   2,915
09/11/95  13,800
09/12/95  20,863
09/13/95   6,750
09/14/95     500
09/15/95  14,900
09/18/95  15,200
09/19/95   1,200
09/21/95   6,800
09/25/95     300
09/26/95   2,000
09/27/95  33,258
09/28/95  24,100
09/29/95   2,675
10/02/95  11,469
10/03/95   9,575
10/04/95   8,600
10/05/95  15,680
10/06/95  39,410
10/09/95  18,850
10/10/95  30,208
10/11/95  29,850
10/12/95  29,700
10/13/95   8,099
10/16/95  30,100
10/17/95   8,759
10/18/95   8,652
10/19/95  11,569
10/20/95   2,700
10/23/95  23,510
10/24/95  19,000
10/25/95  11,630
10/26/95  45,400
10/27/95  13,251
10/30/95  12,500
10/31/95   1,100
11/01/95   3,159
11/02/95  30,890
11/03/95   8,800
11/06/95   2,775
11/07/95   2,924
11/08/95   2,625
11/09/95   1,100



           / /  Average Volume Over Latest 12 Months: 10,898

           / / Cumulative Shares Traded Over Latest 12 Months: 2,855,300 or approximately 86.1% of the Total Outstanding Shares as of August 10, 1995




-------------------------------------------------------------------------------
PaineWebber Incorporated                                                     26

-------------------------------------------------------------------------------
                                                              Big O Tires, Inc.
-------------------------------------------------------------------------------
STOCK PRICE AND VOLUME PERFORMANCE



           --------------------------------------------------------------------
           BIG O TIRES SHARES TRADED AT SPECIFIED PRICES -- LATEST 12 MONTHS

           / / Average daily closing price during latest 12 months:   $14.48
           / / Average daily closing price from June 16, 1992 to March 1, 1993
               (1): $11.90


           [GRAPH]

STOCK PRICE AND VOLUME PERFORMANCE

[BAR GRAPH APPEARS HERE]

BIG O TIRES SHARES TRADED AT SPECIFIC PRICES - LATEST 12 MONTHS

-  AVERAGE DAILY CLOSING PRICE DURING LATEST 12 MONTHS:     $14.48

-  AVERAGE DAILY CLOSING PRICE FROM JUNE 16, 1992 TO MARCH 1, 1993(1): $11.90

STOCK PRICE              VOLUME PERFORMANCE

 7 -  8(2)                5.5%
 8 -  9(2)                4.3%
 9 - 10(2)                5.0%
10 - 11(2)                5.2%
11 - 12(2)               13.3%
12 - 13(2)               28.9%
12 - 13(3)                2.7%
13 - 14(2)               29.0%
13 - 14(3)               24.7%
14 - 15(2)                8.8%
14 - 15(3)               40.5%
15 - 16(3)               13.9%
16 - 17(3)               13.2%
17 - 18(3)                5.0%

(2) DATE FOR THE PERIOD JUNE 16, 1992 TO MARCH 1, 1993
(3) LATEST TWELVE MONTHS DATES

(1) REPRESENTS TIME FROM LIST AVAILABLE DAY OF STOCK PRICE INFORMATION TO DAY WHEN BALBOA INVESTMENTS FIRST REPORTED ABOVE A 5%
INTEREST IN BIG O.


__________________________
(1) Represents time from first available day of stock price information to day when Balboa Investments first reported above a 5% interest in Big O.

-------------------------------------------------------------------------------
PaineWebber Incorporated                                                     27

-------------------------------------------------------------------------------
                                                              Big O Tires, Inc.
-------------------------------------------------------------------------------

     PART IV -- VALUATION SUMMARY










-------------------------------------------------------------------------------
PaineWebber Incorporated                                                     28

-------------------------------------------------------------------------------
                                                              Big O Tires, Inc.
-------------------------------------------------------------------------------
VALUATION SUMMARY

-------------------------------------------------------------------------------
IMPLIED VALUATION

SUMMARY

-------------------------------------------------------------------------------
($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS) EQUITY VALUE   EQUITY VALUE PER SHARE
-------------------------------------------------------------------------------
Market Value
   Current (As of 11/10/95)                  $48.9              $14.75
   52-Week High                               57.6               17.38
   52-Week Low                                39.8               12.00

Book Value                                    37.2               11.20

Discounted Cash Flow Valuation (1)        $53.0 - $72.0     $14.95 - $20.32

Comparative Company Valuation (2)(3)
   No Premium                              42.1 -  57.9      11.87 -  16.32
   30% Premium (4)                         54.7 -  75.2      15.43 -  21.22
-------------------------------------------------------------------------------

______________________
(1) Based on the Big O Tires Financial Forecast. Assumes terminal EBITDA multiples of 6.0x to 7.0x, and discount rates of 13.0% to 17.0%.
(2) Based on median comparative company multiples using recent closing stock prices (as of November 9, 1995) and latest twelve month operating results for the Big O Tires Comparative Companies. Excludes not meaningful numbers.
(3) Based on latest twelve months operating results for Big O tires for the period ended September 30, 1995, and for Comparative Companies for the latest twelve months ending June 30, 1995.
(4) Premium based on retail industry (as defined by SDC) transactions from January 1, 1990 to November 3, 1995.
-------------------------------------------------------------------------------
PaineWebber Incorporated                                                     29

-------------------------------------------------------------------------------
                                                              Big O Tires, Inc.
-------------------------------------------------------------------------------
VALUATION SUMMARY

-------------------------------------------------------------------------------

COMPARATIVE REVIEW

RELATIVE MULTIPLE ANALYSIS

-----------------------------------------------------------------------------------------
($ IN MILLIONS)             BIG O TIRES MULTIPLES(1) BIG O TIRES COMPARATIVE COMPANIES(2)
               BIG O TIRES  -------------------------------------------------------------
               LTM RESULTS           $14.75          MEDIAN                   RANGE
-----------------------------------------------------------------------------------------
Revenues         $141.2                0.45x         0.46x              0.41x   -  1.68x
EBITDA              9.9                 6.4           6.5                6.2    -   6.5
EBIT                8.2                 7.7           8.0                7.0    -   8.6
Net Income          3.9                12.5          11.5                8.2    -  25.1
Book Value         37.2                1.32          1.51               1.07    -  2.88
1995E EPS (3)      1.24                11.9x         10.2x               8.2x   -  12.9x
1996E EPS (3)      1.57                 9.4           7.6                7.2    -  11.5
-----------------------------------------------------------------------------------------

RELATIVE MARGIN AND GROWTH ANALYSIS

-------------------------------------------------------------------------------
                                           BIG O TIRES COMPARATIVE COMPANIES(2)
                                           ------------------------------------
                                    BIG O TIRES(1)     MEDIAN         RANGE
-------------------------------------------------------------------------------
Latest Four Quarters
   EBITDA Margin                         7.0%          7.0%   (2.4%)  -   25.9%
   EBIT Margin                           5.8           5.7    (3.1)   -   21.0
   Net Margin                            2.8           3.4     1.2    -   14.2
Net Income Growth Rates
   Historical (4)                       15.7%         22.8%   (3.2%)  -  102.3%
   Projected (5)                        12.0          12.0    10.0    -   20.0
-------------------------------------------------------------------------------

____________________
(1) Based on latest closing price (11/10/95) and latest twelve months operating results for Big O for the period ended September 30, 1995.
(2) Based on recent closing stock prices and latest twelve month operating results for the Comparative Company Index. Excludes negative and not meaningful numbers.
(3) Based on Company projections for Big O median calendarized IBES estimates for the Comparative Companies as of Octoer, 1995. Excludes unusual and extraordinary items.
(4) Compound annual growth rates from 1994 to the latest twelve months for
    Big O and the Comparative Companies.
(5) Median projected 5-year compound annual earnings per share growth for Big O and the Comparative Companies as estimated by IBES.
-------------------------------------------------------------------------------
PaineWebber Incorporated                                                     30

-------------------------------------------------------------------------------
                                                              Big O Tires, Inc.
-------------------------------------------------------------------------------
VALUATION SUMMARY

-------------------------------------------------------------------------------

COMPARATIVE PUBLIC COMPANY ANALYSIS

TOTAL VALUE/LTM REVENUES               TOTAL VALUE/LTM EBITDA

TOTAL VALUE/LTM EBIT                   EQUITY VALUE/FY 1995E NET INCOME


VALUATION SUMMARY

COMPARATIVE PUBLIC COMPANY ANALYSIS

[FOUR BAR GRAPHS APPEAR HERE]

MEASUREMENT PT-
TOTAL VALUE/LTM REVENUES (MEDIAN: 0.46X)

COMPANY

BIG O (1)           0.51X
BANDAG              1.68X
BRAD RAGAN          0.44X
REPUBLIC AUTOMOTIVE 0.48X
TBC                 0.41X

TOTAL VALUE/LTM EBITDA (MEDIAN: 6.5X)

BIG O               7.2X
BANDAG              6.5X
BRAD RAGAN           NMF
REPUBLIC AUTOMOTIVE 6.5X
TBC                 6.2X

TOTAL VALUE/LTMEBIT (MEDIAN: 8.0X)

BIG O (1)           8.7X
BANDAG              8.0X
BRAD RAGAN           NMF
REPUBLIC AUTOMOTIVE 8.6X
TBC                 7.0X

EQUITY VALUE/FY 1995E NET INCOME

COMPANY

BIG O (1) (2)       13.5X
BANDAG              12.9X
BRAD RAGAN            NMF
REPUBLIC AUTOMOTIVE 10.2X
TBC                  8.2X

(1) ASSUMING ACQUISITION PRICE OF $16.50 PER SHARE
(2) BASED ON COMPANY PROJECTIONS

____________________
(1) Assuming acquisition price of $16.50 per share.
(2) Based on Company projections.
-------------------------------------------------------------------------------
PaineWebber Incorporated                                                     31

-------------------------------------------------------------------------------
                                                              Big O Tires, Inc.
-------------------------------------------------------------------------------
VALUATION SUMMARY

-------------------------------------------------------------------------------
COMPARATIVE PUBLIC COMPANY ANALYSIS

SUMMARY FINANCIAL STATISTICS

----------------------------------------------------------------------------------------------
($ IN MILLIONS)                      3-YEAR                                          3-YEAR
                           LTM       REVENUE     LTM     EBITDA    LTM      EBIT   NET INCOME
COMPANY                  REVENUES  GROWTH RATE  EBITDA   MARGIN    EBIT    MARGIN  GROWTH RATE
----------------------------------------------------------------------------------------------
Bandag                    $712.0      4.9%      $184.6    26.5%   $149.7    21.0%     6.4%
Brad Ragan                 239.4      4.7         (5.8)   (2.6)     (7.3)   (3.1)   102.3
Republic Automotive        139.3     28.2         10.3     7.1       7.7     5.4     39.1
TBC Corp.                  547.8     (1.6)        36.5     6.6      32.4     5.8     (3.2)
Average                   $412.5      9.1%       $56.4     9.4%    $45.6     7.3%    36.2%
BIG O TIRES               $141.2      3.2%        $9.9     7.0%     $8.2     5.8%    15.7%
  % ABOVE/(BELOW) AVERAGE  (65.8)%  (64.8)%      (82.4)% (25.5)%   (82.0)% (20.5)%  (56.6)%
----------------------------------------------------------------------------------------------

 BIG O'S OPERATING STATISTICS DO NOT COMPARE FAVORABLY WITH THE INDUSTRY
 AVERAGES

-------------------------------------------------------------------------------
PaineWebber Incorporated                                                     32

-------------------------------------------------------------------------------
                                                              Big O Tires, Inc.
-------------------------------------------------------------------------------
VALUATION SUMMARY

-------------------------------------------------------------------------------
COMPARATIVE PUBLIC COMPANY ANALYSIS
--------------------------------------------------------------------------------------------------------------------------------
($ IN MILLIONS)                                          MARKET CAPITALIZATION/                     MARKET VALUE
                                                      ---------------------------  ---------------------------------------------
                                                                                      LTM
                                                       REVENUE    EBITDA    EBIT   NET INCOME   1995 EPS   1996 EPS   BOOK VALUE
--------------------------------------------------------------------------------------------------------------------------------
Median Multiples of Selected Comparative Companies      0.46x       6.5x      8.0x      11.5x       10.2x       7.6x      1.51
Big O Results (1)                                     $141.2     $  9.9    $  8.2     $  3.9      $ 1.24       1.57     $ 37.2
                                                      ------     ------    ------     ------      ------     ------     ------
Total Implied Value before Adjustments                $ 65.0     $ 64.0    $ 65.9     $ 45.1      $12.59     $11.87     $ 56.1
Corporate Adjustments
---------------------
  Less:  Total Debt (2)                               $(19.0)    $(19.0)   $(19.0)         -           -          -          -
  Plus:  Cash and Due from Parent (2)                    4.3        4.3       4.3          -           -          -          -
                                                      ------     ------    ------     ------      ------     ------     ------
Implied Value of Equity before Stock Option Proceeds  $ 50.3     $ 49.3    $ 51.2          -           -          -          -
----------------------------------------------------
  Plus:  Cash from Exercise of Stock Options             1.8        1.8       1.8        1.8           -          -        1.8
                                                      ------     ------    ------     ------      ------     ------     ------
Implied Value of Equity after Stock Option Proceeds   $ 52.0     $ 51.0    $ 53.0     $ 46.9      $ 44.6     $ 42.1     $ 57.9
---------------------------------------------------   ------     ------    ------     ------      ------     ------     ------
  IMPLIED VALUE OF EQUITY PER SHARE OUTSTANDING (3)   $15.14     $14.84    $15.42     $13.59      $   NM     $   NM     $16.90
  IMPLIED VALUE OF EQUITY PER FULLY DILUTED SHARE
   OUTSTANDING (4)                                     14.68      14.39     14.94      13.22       12.59      11.87      16.32
------------------------------------------------------------------------------------------------------------------------------

SHARE INFORMATION
---------------------------------
                      BIG O TIRES
---------------------------------
Primary                     3.318
  Options                   0.226
  Option Exercise Price     $7.88
Fully Diluted               3.544
---------------------------------

IMPLIED MARKET MULTIPLE VALUATION
---------------------------------
                  PER SHARE VALUE
---------------------------------
Valuation Range   $11.87 - $16.32
---------------------------------

-----------------
Note: Numbers may not add due to rounding.
(1)  Based on LTM results as of September 30, 1995.
(2)  Balance sheet data as of September 30, 1995.
(3) Based on 3,317,840 common shares outstanding as of September 10,1995. Excludes proceeds from options.
(4) Based on 3,317,840 common shares outstanding as of September 10, 1995, and 226,347 shares issuable upon exercise of options at an average exercise price of $7.88 per share. Includes proceeds from the exercise of options.


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PaineWebber Incorporated                                                     33

-------------------------------------------------------------------------------
                                                              Big O Tires, Inc.
-------------------------------------------------------------------------------
VALUATION SUMMARY

--------------------------------------------------------------------------------------------------------------------
PREMIUMS PAID ANALYSIS
--------------------------------------------------------------------------------------------------------------------
                                                                ONE DAY PRIOR     ONE WEEK PRIOR    FOUR WEEK PRIOR
                                                       DATE      STOCK PRICE        STOCK PRICE        STOCK PRICE
--------------------------------------------------------------------------------------------------------------------
Based on Offer from Mgmt./Dealers (1)                12/5/94       $16.00              $15.88             $16.63
  Implied Premium to $16.50 Offer                                     3.1%                3.9%              (0.8)%

Based on Balboa Inv. Shareholder Proposal (2)       12/21/93       $13.88              $14.25             $14.38
  Implied Premium to $16.50 Offer                                    18.9%               15.8%              14.8%

Based on Balboa Inv. Initial 13-D Filing (3)          3/1/93       $13.50              $13.00             $13.50
  Implied Premium to $16.50 Offer                                    22.2%               26.9%              22.2%

Historical Medium Premium Paid (4)                                   25.7%               28.7%              33.7%
--------------------------------------------------------------------------------------------------------------------




---------------
(1) All prices are based on closing stock prices prior to December 5, 1994, the date of the first public announcement of an offer to purchase
     Big O Tires.
(2) Based on closing stock prices prior to December 21, 1993, which represents the date Balboa Investments delivered a proposal to the Company recommending that the Company hire an investment banking firm to explore alternatives for enhancing shareholder value including, among other options, the sale of the Company.
(3) Based on closing stock prices prior to March 1, 1993, the date Balboa Investments filed its initial 13-D.
(4) Based on retail industry (as defined by SDC) transactions from January 1, 1990 to November 3, 1995.

-------------------------------------------------------------------------------
PaineWebber Incorporated                                                     34

-------------------------------------------------------------------------------
                                                              Big O Tires, Inc.
-------------------------------------------------------------------------------

           PART V -- SUPPLEMENTAL INFORMATION






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PaineWebber Incorporated                                                     35

-------------------------------------------------------------------------------
                                                              Big O Tires, Inc.
-------------------------------------------------------------------------------

           EXHIBIT I -- COMPARATIVE COMPANY ANALYSIS







---------------------------------------------------------------------------
PaineWebber Incorporated                                                     36

--------------------------------------------------------------------------
                                               Big O Tires, Inc.
---------------------------------------------------------------------------

PROJECT SNOW
MANAGEMENT FINANCIAL FORECAST

INTEREST EXPENSE SCHEDULE

INTEREST EXPENSE
Existing Debt       RATE
Senior Notes        8.71%     697       697       697  647  547  448
Long Term Debt (IN) 8.75%     125       119       115  111  107  103
Long Term Debt
 (Kelly Springfield)6.25%     228       147        72   10  (13) (13)
Other Senior Debt   9.60%      36         0         0    0    0    0
AT&T LTD           10.00%      41        41        41   41   41   41
Prepayment
  Penalties         ---         0         0         0    0    0    0
Revolving
  Credit Fac.       8.75%     348         0         0    0    0    0
                    -----     ---       ---       ---  ---  ---  ---
Total Existing Debt
 Interest Expense           1,475     1,003       924  810  683  579

Acquisition
 Financing
Senior Debt         0.0%        0         0         0    0   0    0
Sub Debt            0.0%        0         0         0    0   0    0
                    -----     ---       ---       ---  ---  ---  ---
TOTAL INTEREST
 EXPENSE                   $1,475     $1,003      $924 $810 $683 $579

Income on Cash      0.0%        0         0         0    0   0    0
Income on Bridge
 Notes Rec          0.0%        0         0         0    0   0    0
Income on Notes Rec 0.0%        0         0         0    0   0    0
                    -----     ---       ---       ---  ---  ---  ---
                    0.0%        0         0         0    0   0    0

COMPARATIVE COMPANY ANALYSIS

         ----------------------------------------------------------------------
         DESCRIPTION OF COMPARATIVE COMPANIES
         ----------------------------------------------------------------------
BANDAG, INC.        Bandag is engaged in the production and sale of precured
                    tread rubber and equipment used by its franchisees for the retreading of tires for light commercial trucks, buses, industrial equipment, off-the-road equipment and passenger cars. The Corporation and its licensees have 1,363 franchisees worldwide, with 37% located in the United States and 63% internationally. The majority of Bandag's franchisees are independent operators of full service tire distributorships. Bandag's revenues primarily come from the sale of retread material and equipment to its franchisees.

BRAD RAGAN INC.     In its commercial operations, the company supplies retreaded and new tire services for virtually every kind of vehicular application, through 48 commercial tire centers in 20
                    states.  Brad Ragan is the largest U.S. producer of
                    retreaded off-the-road tires for heavy equipment used in
                    mining, heavy construction, quarrying, agriculture and
                    forest product industries. The company's over-the-highway
                    tires are sold primarily to the medium-duty commercial truck market.  In addition, the company's commercial division
                    sells tires for smaller vehicles, including light-duty
                    trucks and automobiles, representing about 5.6% of the
                    division's sales.
----------------------------------------------------------------------




---------------------------------------------------------------------------
PaineWebber Incorporated                                                     37

---------------------------------------------------------------------------
                                                              Big O Tires, Inc.
---------------------------------------------------------------------------
COMPARATIVE COMPANY ANALYSIS

         ----------------------------------------------------------------------
         DESCRIPTION OF COMPARATIVE COMPANIES (CONT'D)
         ----------------------------------------------------------------------
REPUBLIC AUTOMOTIVE      Republic Automotive Parts, Inc. distributes a PARTS,
                         INC. wide range of replacement parts (other than body and crash parts, windshields and tires) for substantially all mass-produced domestic makes and models of automobiles manufactured within the past 15 years. The company also distributes a number of replacement parts for heavy-duty trucks, snowmobiles, motorcycles, farm equipment and marine equipment, and other similar types of machinery.

                         Most of the company's sales are derived from the distribution of more than 100,000 different auto parts through 21 distribution centers, which sell to 91 mostly leased jobber stores and more than 3,000 independent stores. Jobber stores sell to service stations, car and truck dealers, auto repair shops, fleet operators, leasing companies, mass merchandisers and directly to the public.

TBC CORP.                TBC Corporation is one of the largest U.S. distributors
                         of products for the automotive replacement markets.
                         Its lines of tires, tubes, custom wheels, batteries,
                         shock absorbers, brake parts, filters and other items,
                         which are made by others to company specifications, are
                         marketed under the company's own brand names.  Through
                         its distributors and their customers, TBC estimates
                         that its products are sold by over 20,000 retail
                         outlets.
---------------------------------------------------------------------------





---------------------------------------------------------------------------
PaineWebber Incorporated                                                     38

COMPARATIVE COMPANY ANALYSIS
---------------------------------------------------------------------------

                                              BIG O         BANDAG          BRAD       REPUBLIC        TBC
($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS)     TIRES          INC.          RAGAN      AUTOMOTIVE      CORP.
                                            ---------     ----------      --------    ----------   ----------
Ticker                                        BIGO           BDG          BRD           RAUT         TBCC
Exchange                                     NASDAQ          NYSE         AMEX         NASDAQ       NASDAQ
Fiscal Year Ended                            12/31/94       12/31/94      12/31/94      12/31/94     12/31/94
Stock Price As Of 11/09/95                    $14.75         $50.50        $32.50        $13.00        $6.88
Market Value of Common Equity                  $48.9       $1,270.7         $71.2         $43.1       $170.4
  Book Value of Preferred Stock                  0.0            0.0           0.0           0.0          0.0
  Total Debt                                    19.0            9.3          35.1          20.3         56.7
  Less: Cash & Equivalents                      (4.3)         (81.4)         (0.2)         (3.0)         0.0
                                             -------      ---------       -------       -------      -------
Total Value                                    $63.7       $1,198.6        $106.1         $66.5       $227.1
                                             =======      =========       =======       =======      =======        _______________
VALUATION MULTIPLES BASED ON                                                                                      MEAN   MEDIAN
  LATEST TWELVE MONTHS (LTM) RESULTS                                                                              ------ --------
Total Value/Revenues                          0.45 x         1.68 x        0.44 x        0.48 x       0.41 x     0.75 x  0.46 x
Total Value/EBITDA                             6.4            6.5           NMF           6.5          6.2          6.4     6.5
Total Value/EBIT                               7.7            8.0           NMF           8.6          7.0          7.9     8.0
Total Value/Total Assets                       0.9            2.0           0.8           0.8          1.1          1.2     1.0
Total Value/Total Capitalization               1.2            3.3           1.3           1.2          1.4          1.8     1.3
MV Equity/LTM Net Income                      12.5 x         12.5 x        25.1 x        10.5 x        8.2 x     14.1 x  11.5 x
Price/1995E EPS                               11.9           12.9            NA          10.2          8.2         10.4    10.2
  Price/1996E EPS                                9.4           11.5            NA           7.6          7.2          8.7     7.6
  MV Equity/Cash Flow from Operations            8.8            9.3          19.3           6.5          6.6         10.4     8.0
  MV Equity/Book Value                          1.32            2.9           1.4           1.1          1.6          1.7     1.5
                                             _________________________________________________________________
OPERATING RESULTS FOR LTM ENDED              |9/30/95        6/30/95       6/30/95       6/30/95      6/30/95 |
                                             |________________________________________________________________|
  Revenues                                    $141.2         $712.0        $239.4        $139.3       $547.8
  EBITDA                                        $9.9          184.6          (5.8)         10.3         36.5
  EBIT                                          $8.2          149.7          (7.3)          7.7         32.4
  Net Income                                    $3.9          101.4           2.8           4.1         20.7
  Cash Flow from Operations                     $5.6          136.3           3.7           6.7         25.7
MARGINS
  Gross Margin                                  22.0 %         41.4 %        30.5 %        37.4 %        9.1 %       29.6 %  33.9 %
  EBITDA Margin                                  7.0           25.9          (2.4)          7.4          6.7          9.4     7.0
  EBIT Margin                                    5.8           21.0          (3.1)          5.5          5.9          7.4     5.7
  Net Income Margin                              2.8           14.2           1.2           2.9          3.8          5.5     3.4
BALANCE SHEET DATA
Net Debt/Book Capitalization                    28.4 %          NMF %        41.3 %        30.0 %       34.5 %       35.3 %  34.5 %
Total Debt/Book Equity                          51.2            2.1          70.6          50.4         52.7         43.9    51.5
  Total Assets                                 $69.8         $592.1        $132.3         $80.1       $208.1        _______________
  Total Book Capitalization (net cash)          51.9          368.7          84.6          57.7        164.2
  Common Equity                                 37.2          440.9          49.7          40.3        107.5
  Common Shares Outstanding (MM)                 3.3           25.2           2.2           3.3         24.8
SHARE PRICE RANGE FOR LTM
  High                                        $17.38         $60.50        $35.00        $16.75       $11.75
  Low                                         $12.00         $47.50        $29.00        $12.75        $6.88
  Current Price as % Below High                 15.1 %         16.5 %         7.1 %        22.4         41.5 %
  Current Price as % Above Low                  22.9            6.3          12.1           2.0          0.0

-------------------------------------------------------------------------------
Mergers & Acquisitions Department                      PaineWebber Incorporated


COMPARATIVE COMPANY ANALYSIS
-------------------------------------------------------------------------------

                                              BIG O          BANDAG        BRAD      REPUBLIC       TBC
                                              TIRES            INC.        RAGAN     AUTOMOTIVE     CORP.
                                            ---------       ---------   ---------   ------------  ---------
PERFORMANCE VARIABLES FOR PERIOD ENDING      12/31/94        12/31/94    12/31/94    12/31/94     12/31/94
                                                                                                         ___________________
                                                                                                           MEAN     MEDIAN
                                                                                                           ----     ------
3 YEAR  GROWTH RATE
    Revenues                                     3.2 %        4.9 %       4.7 %      28.2         (1.6)%    9.0 %      4.8 %
    EBITDA                                      11.9          7.3         NMF        44.1          NMF     25.7       25.7
    EBIT                                        15.3          5.9         NMF        44.9          NMF     25.4       25.4
    Net Income                                  15.7          6.4       102.3        39.1         (3.2)    36.2       22.8

3 YEAR  GROSS MARGINS
    Latest FY                                   23.6 %       42.0 %      30.6 %      36.6          9.4 %   29.7 %     33.6 %
    Latest FY-1                                 22.5         40.3        29.8        38.3          9.6     29.5       34.1
    Latest FY-2                                 23.1         42.7        30.4        37.8          9.9     30.2       34.1

3 YEAR  EBITDA MARGINS
    Latest FY                                    7.5 %       26.5 %      (2.6)%       7.1          6.6 %    9.4 %      6.9 %
    Latest FY-1                                  6.0         25.3        (3.4)        6.2          6.6      8.7        6.4
    Latest FY-2                                  6.4         25.3        (4.4)        5.7          6.6      8.3        6.1

3 YEAR  EBIT MARGINS
    Latest FY                                    6.2 %       21.0 %      (3.1)%       5.4          5.8 %    7.3 %      5.6 %
    Latest FY-1                                  4.7         19.7        (3.9)        4.8          5.9      6.6        5.4
    Latest FY-2                                  5.0         20.6        (5.1)        4.2          6.0      6.4        5.1

3 YEAR  S,G&A AS % OF REVENUE
    Latest FY                                   17.4 %       21.0 %      33.8 %      31.2          3.6 %   22.4 %     26.1 %
    Latest FY-1                                 17.7         20.6        33.8        33.4          3.7     22.9       27.0
    Latest FY-2                                 18.1         22.1        35.4        33.6          3.9     23.8       27.9
                                                                                                         ___________________
FOOTNOTES
-----------------------
BIG O TIRES

Comparable Company Analysis does not include market value of stock options.

September 30, 1995 stub period excludes real estate sales and expenses and excludes shareholder proposal expense, LV consolidation expense and loss on closure of stores totaling $1,599,000. A 42.0% tax rate is assumed.

September 30, 1994 stub period excludes extraordinary items totaling
$1,256,000.  A 42.0% tax rate is assumed.

1994 data excludes extraordinary items totaling $1,780,000. A 42.0% tax rate is assumed.

1993 data excludes extraordinary items totaling $1,317,000. A 42.0% tax rate is assumed.

BANDAG INC.

Assumes other income is interest/investment income

REPUBLIC AUTOMOTIVE

Excludes accounting change of $0.9mm in 1993
Excludes a $2.6 million ($1.57 million after-tax) provision for a damage award.

TBC CORPORATION

1994 Data excludes a $2.5 million ($1.5 million after-tax) charge for supplemental retirement benefits.


-------------------------------------------------------------------------------
Mergers & Acquisitions Department

------------------------------------------------------------------------------
                                                             Big O Tires, Inc.
------------------------------------------------------------------------------
EXHIBIT II -- DISCOUNTED CASH FLOW
ANALYSIS









------------------------------------------------------------------------------
PaineWebber Incorporated                                                    39

                                PROJECT SNOW
                       DISCOUNTED CASH FLOW ANALYSIS
                    (IN MILLIONS, EXCEPT PER SHARE DATA)



                                                HISTORICAL                              PROJECTED (A)
INCOME STATEMENT DATA                    ------------------------        ------------------------------------------
                                          1993     1994     1995E         1996     1997     1998     1999     2000
                                         ------   ------   ------        ------   ------   ------   ------   ------
Net Sales                                $123.0   $127.7   $136.5        $141.4   $149.5   $157.4   $164.9   $172.5

  Cost of Sales (b)                        97.8    100.7    109.3         113.3    119.9    126.4    132.7    138.9
  Selling, General and Administrative      18.0     17.5     17.1          16.5     16.8     17.2     17.5     17.9
  Other Expense                             1.0      1.8      0.0           0.0      0.0      0.0      0.0      0.0
  Lease Income                              0.0      0.0      0.0           0.0      0.0      0.0      0.0      0.0
                                         ------   ------   ------        ------   ------   ------   ------   ------
    EBITDA                                  6.1      7.8     10.1          11.6     12.7     13.8     14.7     15.7

  Depreciation                              1.2      1.2      1.2           1.1      1.1      1.1      1.1      1.1
  Amortization                              0.4      0.5      0.4           0.4      0.3      0.3      0.3      0.3
                                         ------   ------   ------        ------   ------   ------   ------   ------

    EBIT                                 $  4.5   $  6.1   $  8.5        $ 10.1   $ 11.3   $ 12.5   $ 13.3   $ 14.4
                                         ======   ======   ======        ======   ======   ======   ======   ======


                                                HISTORICAL                              PROJECTED (A)
PERCENTAGE ANALYSIS                      ------------------------        ------------------------------------------
                                          1993     1994     1995E         1996     1997     1998     1999     2000
                                         ------   ------   ------        ------   ------   ------   ------   ------

  Net Sales Growth                         2.6%     3.8%     6.9%          3.5%     5.7%     5.3%     4.8%     4.6%

  Cost of Sales                           79.6%    78.8%    80.1%         80.1%    80.2%    80.3%    80.5%    80.5%
  Selling, General and Administrative     14.7%    13.7%    12.5%         11.7%    11.3%    10.9%    10.6%    10.4%
  Other Expense                            0.8%     1.4%     0.0%          0.0%     0.0%     0.0%     0.0%     0.0%
  Lease Income                             0.0%     0.0%     0.0%          0.0%     0.0%     0.0%     0.0%     0.0%
                                         ------   ------   ------        ------   ------   ------   ------   ------
    EBITDA                                 4.9%     6.1%     7.4%          8.2%     8.5%     8.8%     8.9%     9.1%

  Depreciation                             0.9%     1.0%     0.9%          0.8%     0.7%     0.7%     0.7%     0.6%
  Amortization                             0.3%     0.4%     0.3%          0.3%     0.2%     0.2%     0.2%     0.2%
                                         ------   ------   ------        ------   ------   ------   ------   ------

    EBIT                                   3.7%     4.8%     6.2%          7.2%     7.6%     7.9%     8.1%     8.3%
                                         ======   ======   ======        ======   ======   ======   ======   ======


____________________

(a) Projections based on the fiscal 1995 to 2000 financial forecast for Big O provided by Big O management (the "Big O Financial Forecast").

                                PROJECT SNOW
                       DISCOUNTED CASH FLOW ANALYSIS
                    (IN MILLIONS, EXCEPT PER SHARE DATA)



                                                HISTORICAL                              PROJECTED (A)
FREE CASH FLOW ANALYSIS                  ------------------------        ------------------------------------------
                                          1993     1994     1995E         1996     1997     1998     1999     2000
                                         ------   ------   ------        ------   ------   ------   ------   ------
SOURCES OF CASH
  EBIAT (b)                              $  2.6   $  3.5   $  4.9        $  5.9   $  6.6   $  7.2   $  7.7   $  8.3
  Depreciation                              1.2      1.2      1.2           1.1      1.1      1.1      1.1      1.1
  Amortization                              0.4      0.5      0.4           0.4      0.3      0.3      0.3      0.3
                                         ------   ------   ------        ------   ------   ------   ------   ------
    Total Sources                           4.1      5.2      6.5           7.3      8.0      8.6      9.1      9.7


USES OF CASH
  Non-Cash Working Capital Changes         (4.0)     9.4     (1.2)         (2.2)     0.9      0.8      0.8      0.8
  Capital Expenditures                      1.0      1.9      9.4           1.8      0.9      1.0      1.0      1.0
  Proceeds From Sale of Properties         (0.0)    (1.2)    (4.5)          0.0      0.0      0.0      0.0      0.0
                                         ------   ------   ------        ------   ------   ------   ------   ------
    Total Uses                             (3.0)    10.1      3.6          (0.4)     1.7      1.8      1.7      1.7
                                         ------   ------   ------        ------   ------   ------   ------   ------

      Free Cash Flow                     $  7.2   $ (4.9)  $  2.9        $  7.7   $  6.2   $  6.8   $  7.3   $  7.9
                                         ======   ======   ======        ======   ======   ======   ======   ======



OTHER DATA

  Change in W/Capital / Change in Sales   (44.1%)    7.3%  (13.9%)       (45.5%)    10.6%    10.6%    10.6%    10.4%

  Capital Expenditures -- % Sales           0.8%     1.5%    6.8%          1.3%      0.6%     0.6%     0.6%     0.6%

  D&A -- % Capital Expenditures           112.4%    64.1%   12.8%         61.1%    123.7%   113.6%   112.8%   112.0%




___________________________

(a) Projections based on the fiscal 1995 to 2000 financial forecast for Big O provided by Big O management (the "Big O Financial Forecast").
(b) Based on the effective income tax rate for each respective year as per the Big O Financial Forecast.

                                PROJECT SNOW
                       DISCOUNTED CASH FLOW ANALYSIS
                    (IN MILLIONS, EXCEPT PER SHARE DATA)




Discount Rate                                         13.0%                         15.0%                         17.0%
                                            ------------------------       ------------------------      ------------------------
Terminal EBITDA Multiple                     6.0x     6.5x     7.0x         6.0x     6.5x     7.0x        6.0x     6.5x      7.0x
                                            ------   ------   ------       ------   ------   ------      ------   ------   ------
2000 EBITDA                                 $ 15.7   $ 15.7   $ 15.7       $ 15.7   $ 15.7   $ 15.7      $ 15.7   $ 15.7   $ 15.7
Terminal EBITDA Multiple                       6.0x     6.5x     7.0x         6.0x     6.5x     7.0x        6.0x     6.5x     7.0x
                                            ------   ------   ------       ------   ------   ------      ------   ------   ------
    Terminal Enterprise Value               $ 94.4   $102.2   $110.1       $ 94.4   $102.2   $110.1      $ 94.4   $102.2   $110.1
                                            ======   ======   ======       ======   ======   ======      ======   ======   ======

Present Value of Terminal Value (a)         $ 51.2   $ 55.5   $ 59.8       $ 46.9   $ 50.8   $ 54.7      $ 43.0   $ 46.6   $ 50.2
Present Value of Free Cash Flow (b)           25.2     25.2     25.2         24.0     24.0     24.0        22.9     22.9     22.9
                                            ------   ------   ------       ------   ------   ------      ------   ------   ------

    Present Value of Enterprise Value         76.5     80.7     85.0         71.0     74.9     78.8        66.0     69.6     73.1

Less: Total Debt (c)                         (19.0)   (19.0)   (19.0)       (19.0)   (19.0)   (19.0)      (19.0)   (19.0)   (19.0)
Plus: Cash and Investments (c)                 4.3      4.3      4.3          4.3      4.3      4.3         4.3      4.3      4.3
Plus: Cash From Exercise of Options (d)        1.8      1.8      1.8          1.8      1.8      1.8         1.8      1.8      1.8
                                            ------   ------   ------       ------   ------   ------      ------   ------   ------

    Equity Value                            $ 63.5   $ 67.7   $ 72.0       $ 58.0   $ 61.9   $ 65.8      $ 53.0   $ 56.6   $ 60.2
                                            ======   ======   ======       ======   ======   ======      ======   ======   ======

Equity Value Per Share
  Primary (e)                               $18.59   $19.88   $21.17       $16.93   $18.11   $19.29      $15.43   $16.51   $17.60
  Fully-Diluted                              17.91    19.11    20.32        16.36    17.46    18.56       14.95    15.96    16.98

Common Shares Outstanding
  Primary (f)                                3.318    3.318    3.318        3.318    3.318    3.318       3.318    3.318    3.318
  Fully-Diluted (g)                          3.544    3.544    3.544        3.544    3.544    3.544       3.544    3.544    3.544





_________________________

(a) Discounted back 5 years to January 1, 1996 at the specified discount rates.
(b) Year 1 cash flow discounted back 12 months, year 2 cash flow discounted back 2 years ... year 5 cash flow discounted back 5 years.
(c) Balance sheet data is as of September 30, 1995.
(d) Based on 226,347 options outstanding at an average exercise price of $7.88 per share as of December 31, 1994.
(e) Excludes proceeds from the exercise of options.
(f) The number of common shares outstanding as of September 10, 1995
(g) Based on 3,317,840 common shares outstanding and 226,347 options outstanding at an average exercise price of $7.88 per share.

-------------------------------------------------------------------------------
                                                              Big O Tires, Inc.
-------------------------------------------------------------------------------



Exhibit III -- Premiums Paid Analysis


-------------------------------------------------------------------------------
PaineWebber Incorporated                                                     40

PREMIUMS PAID ANALYSIS(1)
-------------------------------------------------------------------------------
($ IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                                               OFFER PRICE PREMIUM TO STOCK PRICE
                                                                      TOTAL                    ------------------------------------
   DATE                                                             ENTERPRISE  OFFER PRICE  1 DAY PRIOR 1 WEEK PRIOR 4 WEEKS PRIOR
ANNOUNCED TARGET NAME                    ACQUIROR NAME               VALUE      PER SHARE    TO ANNCMNT   TO ANNCMNT   TO ANNCMNT
--------- -----------                    -------------             ----------  -----------  -----------  -----------  -----------
01/08/90 Royal International Optical    IPCO Corp                       $84.2    $12.25          27.2%      34.2%         32.4%
03/29/90 Conston Corp                   Undisclosed Acquiror             24.4      1.50          20.0%      70.5%         50.0%
05/11/90 Sprouse-Reitz Stores           SR Partners Inc                    NA     17.00          70.0%      94.3%         54.5%
06/21/90 EPIC Health Group Inc          Diagnostek Inc                   16.7      1.04          65.1%      85.7%        108.0%
07/02/90 Kay Jewelers Inc               Ratners Group PLC               456.5     17.00          22.5%      29.5%         33.3%
08/10/90 Webster Clothes Inc            Edison Brothers Stores Inc       34.1      6.00         200.0%     242.9%        237.1%
09/25/90 Sunbelt Nursery Group Inc      Pier 1 Imports Inc(Intermark)    56.6     12.00          37.1%      35.1%         41.2%
10/30/90 Shirt Shed Inc                 Signal Apparel Co                48.8      3.34          27.0%      33.6%         11.3%
10/30/90 Neiman-Marcus Group Inc        General Cinema Corp           1,270.8     14.40          28.0%      26.5%         26.5%
11/06/90 Warehouse Club Inc             Great Atlantic & Pacific Tea     35.8      1.50          70.5%      70.5%         50.0%
12/18/90 Fabricland Inc                 House of Fabrics Inc             75.3     17.25          72.5%      46.8%         97.1%
04/18/91 Inacomp Computer Centers Inc   ValCom Inc                      137.5      9.97          13.9%      17.3%         32.9%
05/13/91 BizMart Inc                    Intelligent Electronics Inc     171.4     16.50          24.5%      46.7%         51.7%
05/30/91 Businessland Inc               JWP Inc                         303.2      1.00         -33.3%     -38.7%        -50.0%
07/24/91 Businessland Inc               ComputerLand Corp               326.3      1.00         -33.3%     -38.7%        -50.0%
07/29/92 Fretter Inc                    Investor Group                  103.4      4.00          77.8%     100.0%         52.1%
08/31/92 Diagnostek Inc                 Medco Containment Services Inc  454.4     18.67          79.9%      86.7%         60.5%
02/02/93 Express Cash Intl Corp         Cash America International Inc   11.4      4.60          31.4%      26.7%         93.3%
02/12/93 Home Shopping Network Inc      Liberty Media Corp              898.4      8.50           1.4%      11.4%         17.2%
06/16/93 Price Co                       Costco Wholesale Corp         2,224.7     36.21          12.3%      23.8%         21.7%
07/27/93 Sunbelt Nursery Group Inc      General Host Corp                40.9      5.00          -7.1%     -13.0%        -25.9%
08/20/93 Dart Group Corp                Investor                           NA     80.00          -9.6%      -4.2%         -3.6%
08/20/93 Dart Group Corp                Investor                           NA     94.65           6.9%      13.4%         14.0%
11/08/93 Weyco Group Inc                Investor Group                   46.8     34.00          11.5%      11.5%         23.6%
03/16/94 All For A Dollar Inc           Pharmhouse                       16.3      1.77          -8.8%     -11.5%         38.3%
04/04/94 Hook-SupeRx Inc                Revco DS Inc(Anac Holding)      618.1     13.75          50.6%      48.6%         66.7%
07/25/94 Nature Food Centres Inc        General Nutrition Companies      66.6     12.00          21.5%      37.1%         50.0%
08/25/94 Babbages                       Software Etc Stores Inc          58.8     11.70          -0.4%       8.8%         11.4%
08/26/94 Griffith Consumers Co          Griffith Holdings Inc            84.5     23.00          53.3%      46.0%         61.4%
10/28/94 Younkers Inc                   Carson Pirie Scott & Co         222.9     19.00          20.6%      26.7%          0.0%
12/27/94 Perry Drug Stores Inc          Rite Aid Corp                   219.4     11.00          44.2%      44.2%         46.7%
02/07/95 Petstuff Inc                   PetSmart Inc                     91.7     10.29          -6.5%      24.7%         11.2%
03/06/95 A Pea in the Pod Inc           Mothers Work Inc                 25.3      5.50          37.5%      83.3%         57.1%
03/27/95 Diagnostek Inc                 Value Health Inc(Warburg Pinc)  425.8     16.60         -10.3%     -10.3%          7.9%
04/03/95 Buttrey Food and Drug Stores   Undisclosed Acquiror            109.1     10.00          15.9%      19.3%         25.0%
04/20/95 Bruno's Inc                    Kohlberg Kravis Roberts & Co    966.6     12.00          28.9%      27.9%         33.3%
04/28/95 NuVision Inc                   American Vision Centers Inc      20.6      7.60          32.2%      38.2%         35.0%
05/03/95 Hills Stores Co                Dickstein Partners Inc          772.2     27.00          30.9%      38.5%         35.8%
05/15/95 Random Access Inc              Entex Information Svcs(JWP)      39.1      3.25           6.2%      27.0%         23.6%

_______________
(1) Includes M&A transactions within the Retail Industry. The Retail Industry (as defined by SDC) includes SIC Codes from 5211 to 5736 and from 5912 to 5999.

PREMIUMS PAID ANALYSIS(1)
-------------------------------------------------------------------------------
($ IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                                               OFFER PRICE PREMIUM TO STOCK PRICE
                                                                      TOTAL                    ------------------------------------
   DATE                                                             ENTERPRISE  OFFER PRICE  1 DAY PRIOR 1 WEEK PRIOR 4 WEEKS PRIOR
ANNOUNCED TARGET NAME                    ACQUIROR NAME               VALUE      PER SHARE    TO ANNCMNT   TO ANNCMNT   TO ANNCMNT
--------- -----------                    -------------             ----------  -----------  -----------  -----------  -----------
06/01/95 Hi-Lo Automotive Inc            Chief Auto Parts(Trust Co of)   161.1     11.00        23.9%       27.5%         22.2%
06/14/95 Lillian Vernon Corp             Freeman Spogli & Co             172.1     19.00        -5.6%       -7.3%         -8.4%
06/16/95 Sunshine Jr Stores Inc          E-Z Serve Corp                   29.5     12.00        60.0%       81.0%         54.8%
06/26/95 Super Rite Corp                 Richfood Holdings Inc           330.8     23.46        26.8%       26.8%         49.0%
07/27/95 Ben Franklin Retail Stores Inc  Shareholders                       NA      4.00       -18.0%      -20.0%        -23.8%
08/07/95 Cosmetic Center Inc             Perfumania Inc                   63.2     13.00        50.6%       59.9%         73.3%
08/14/95 Broadway Stores                 Federated Department Stores   1,667.9      8.00       177.8%      390.8%         55.9%
08/14/95 National Convenience Stores     Circle K Corp                   198.0     20.00        45.5%       53.8%         61.6%
08/28/95 Medicine Shoppe International   Cardinal Health Inc             345.3     45.00        16.1%       15.4%         29.5%
08/30/95 Syms Corp                       Investor Group                  160.7      8.75        11.0%        9.4%         25.0%
09/08/95 Sunbelt Cos Inc                 Pelican Cos Inc                  33.1      7.95        17.8%       13.6%         22.3%
09/19/95 Huffman Koos(SGH/JG Inds Inc)   Home Furnishings(Breuners)       39.3      9.38        50.1%       39.0%         34.0%
10/23/95 Younkers Inc                    Proffitt's Inc                  219.5     28.18        47.8%       57.6%         65.8%

                                                                                            All Transactions (57 Transactions)
                                                                                            ----------------------------------
                                                                                            Mean       31.5%    42.5%   37.4%
                                                                                            Median     25.7%    28.7%   33.7%
                                                                                            ----------------------------------

Source: Securities Data Company, Inc.

_______________
(1) Includes M&A transactions within the Retail Industry. The Retail Industry (as defined by SDC) includes SIC Codes from 5211 to 5736 and from 5912 to 5999.

-------------------------------------------------------------------------------
                                                              Big O Tires, Inc.
-------------------------------------------------------------------------------


           --------------------------------------------------------------------
           EXHIBIT IV -- MANAGEMENT FINANCIAL
           FORECAST




-------------------------------------------------------------------------------
PaineWebber Incorporated                                                     41

-------------------------------------------------------------------------------
                                                              Big O Tires, Inc.
-------------------------------------------------------------------------------

                                   PROJECT SNOW
                          MANAGEMENT FINANCIAL FORECAST
-------------------------------------------------------------------------------
                                                                         Page 1

SUMMARY STATISTICS

                                         HISTORICAL                                       PROJECTED
                               ------------------------------   ---------------------------------------------------------------
INCOME STATEMENT SUMMARY         1992       1993       1994       1995        1996      1997       1998       1999       2000

Net Sales                      $119,799   $122,960   $127,678   $136,524   $141,363   $149,464   $157,395   $164,892   $172,506
EBITDA                            7,624      6,058      7,774      7,878     11,584     12,745     13,844     14,716     15,731
EBIT                              5,936      4,500      6,106      6,437     10,116     11,342     12,450     13,331     14,352
Total Interest                    1,170      1,219      1,465      1,475      1,003        924        810        683        579
Net Interest                      1,170      1,219      1,465      1,475      1,003        924        810        683        579
Net Income                     $  2,783   $  1,881   $  2,691   $  2,873   $  5,276   $  6,031   $  6,733   $  7,316   $  7,967
Earnings Per Share             $   0.80   $   0.55   $   0.80   $   0.86   $   1.57   $   1.79   $   2.00   $   2.17   $   2.35


GROWTH/MARGIN ANALYSIS
Net Sales Growth                    5.2%       2.6%       3.8%       6.9%       3.5%       5.7%       5.3%       4.8%       4.6%
Gross Margin                       20.9%      20.4%      21.2%      19.9%      19.9%      19.8%      19.7%      19.5%      19.5%
EBITDA Margin                       6.4%       4.9%       6.1%       5.8%       8.2%       8.5%       8.8%       8.9%       9.1%
EBIT Margin                         5.0%       3.7%       4.8%       4.7%       7.2%       7.6%       7.9%       8.1%       8.3%
Net Income Margin                   2.3%       1.5%       2.1%       2.1%       3.7%       4.0%       4.3%       4.4%       4.6%

COVERAGES
EBITDA/Total Interest               6.5x       5.0x       5.3x       5.3x      11.5x      13.8x      17.1x      21.6x      27.2x
EBITDA/Net Interest                 6.5x       5.0x       5.3x       5.3x      11.5x      13.8x      17.1x      21.6x      27.2x
EBITDA-Cap Ex/Tot. Interest         5.9x       3.2x       4.0x      -2.5x       9.7x      12.8x      15.9x      20.2x      25.5x
EBIT/Total Interest                 5.1x       3.7x       4.2x       4.4x      10.1x      12.3x      15.4x      19.5x      24.8x
EBIT/Net Interest                   5.1x       3.7x       4.2x       4.4x      10.1x      12.3x      15.4x      19.5x      24.8x
Total Debt/EBITDA                   1.4x       2.3x       2.3x       1.6x       1.0x       0.8x       0.6x       0.5x       0.4x
Debt/Total Capitalization          30.3%      33.8%       0.0%      25.0%      20.8%      17.1%      12.8%      10.0%       0.0%
Debt/Equity                         0.4x       0.5x       0.5x       0.3x       0.3x       0.2x       0.1x       0.1x       0.0x

STORE COUNT (END OF PERIOD)
Franchise Stores                    344        362        374        384        407        430        450        470        490
Company Stores                       10          8          4          4          4          4          4          4          4
        Total Stores                354        370        378        388        411        434        454        474        494



-------------------------------------------------------------------------------
PaineWebber Incorporated

-------------------------------------------------------------------------------
                                                              Big O Tires, Inc.
-------------------------------------------------------------------------------

                                   PROJECT SNOW
                          MANAGEMENT FINANCIAL FORECAST
-------------------------------------------------------------------------------
                                                                         Page 2

                                          HISTORICAL                                       PROJECTED
                               ------------------------------   ---------------------------------------------------------------
INCOME STATEMENT                   YEAR ENDED DECEMBER 31,                           YEAR ENDED DECEMBER 31,
                               ------------------------------   ---------------------------------------------------------------
(In thousands)                   1992       1993       1994       1995        1996      1997       1998       1999       2000
                               -------     ------     ------     ------      ------    ------     ------     ------     ------

RSC Sales                      $111,657   $113,225   $117,002   $127,827   $132,359   $139,965   $147,419   $154,456   $161,598
Incremental Retail Sales          1,816      3,238      3,487      1,245      1,245      1,245      1,245      1,245      1,245
Franchise Fee Income              5,856      6,116      6,772      7,072      7,373      7,853      8,330      8,789      9,261
O Advertising                       470        381        417        379        386        402        402        402        402
                               --------   --------   --------   --------   --------   --------   --------   --------   --------
  Net Sales                     119,799    122,960    127,678    136,524    141,363    149,464    157,395    164,892    172,506

Cost of Goods Sold(1)            94,720     97,829    100,660    109,342    113,279    119,889    126,385    132,666    138,915
                               --------   --------   --------   --------   --------   --------   --------   --------   --------
  Gross Profit                   25,078     25,131     27,018     27,182     28,084     29,575     31,011     32,226     33,591

Selling Gen. & Admin             17,455     18,035     17,464     17,108     16,500     16,830     17,167     17,510     17,860
Depreciation                      1,120      1,168      1,215      1,060      1,108      1,094      1,085      1,077      1,069
Amort. of Financing Costs             0          0          0          0          0          0          0          0          0
Goodwill Amortization                 0          0          0          0          0          0          0          0          0
Other Amortization                  568        390        453        381        360        310        309        309        309
                               --------   --------   --------   --------   --------   --------   --------   --------   --------
  Total S G & A(1)               19,143     19,593     19,132     18,549     17,968     18,234     18,561     18,896     19,238

Operating Income                  5,936      5,538      7,886      8,633     10,116     11,342     12,450     13,331     14,352
  Lease (Income) -- 10%               0          0          0          0          0          0          0          0          0
  Other Expense(2)                    0      1,038      1,780      2,196          0          0          0          0          0
                                -------    -------    -------    -------    -------    -------    -------    -------    -------
EBIT                              5,936      4,500      6,106      6,437     10,116     11,342     12,450     13,331     14,352

Interest Expense
  Existing Debt                   1,170      1,219      1,465      1,475      1,003        924        810        683        579
  Acquisition Financing
    Senior Debt                       0          0          0          0          0          0          0          0          0
    Sub Debt                          0          0          0          0          0          0          0          0          0
                               --------   --------   --------   --------   --------   --------   --------   --------   --------

Interest Expense                  1,170      1,219      1,465      1,475      1,003        924        810         683       579
Interest Income                       0          0          0          0          0          0          0           0         0
                               --------   --------   --------   --------   --------   --------   --------    --------   --------
  Net Interest Expense            1,170      1,219      1,465      1,475      1,003        924        810         683       579

Earnings Before Taxes             4,766      3,281      4,641      4,962      9,113     10,417     11,640      12,648    13,773

Income  Taxes                     1,983      1,400      1,950      2,089      3,837      4,386      4,908       5,332     5,807
                               --------   --------   --------   --------   --------   --------   --------    --------   --------
Net Income                        2,783      1,881      2,691      2,873      5,276      6,031      6,733       7,316     7,967

Net Income to Common           $  2,783   $  1,881   $  2,691    $ 2,873    $ 5,276    $ 6,031    $ 6,733     $ 7,316    $7,967
                               ========   ========   ========    =======    =======    =======    =======     =======    ======

Earnings Per Share
  Actual                       $   0.00   $   0.55   $   0.80    $  0.84    $  1.57    $  1.79    $  2.00     $  2.17    $ 2.35
  Excl. One-Time Items                    $   0.73   $   1.11    $  1.24

Weighted Average Shares           3,497      3,410      3,348      3,346      3,354      3,362      3,370       3,378     3,386

__________________

(1) All freight expense is in COGS.
(2) Other expense in 1995 includes real estate revenues and costs, shareholder proposal expense, warehouse consolidation expense, and loss on retail stores.




-------------------------------------------------------------------------------
                                                       PaineWebber Incorporated

-------------------------------------------------------------------------------
                                                              Big O Tires, Inc.
-------------------------------------------------------------------------------

                                   PROJECT SNOW
                          MANAGEMENT FINANCIAL FORECAST
-------------------------------------------------------------------------------
                                                                         Page 3

BALANCE SHEET                                 HISTORICAL                                       PROJECTED
                                   ------------------------------   --------------------------------------------------------------
(in thousands)                        YEAR ENDED DECEMBER 31,                           YEAR ENDED DECEMBER 31,
                                   ------------------------------   --------------------------------------------------------------
ASSETS                               1992       1993       1994       1995        1996      1997       1998       1999      2000
                                   -------     ------     ------     ------      ------    ------     ------     ------    ------

Current Assets
  Cash/Investments                 $ 1,590    $ 1,113     $ 4,882    $   202    $ 6,075    $10,555    $14,972    $20,764   $27,197
  Receivables                        8,835      7,722      11,070      9,456      9,791     10,352     10,902     11,421    11,948
  Inventory                         15,348     11,748      14,219     16,320     15,104     15,985     16,851     17,689    18,522
  Deferred Income Taxes              1,970      1,802       2,126      2,581      2,929      3,277      3,625      3,973     4,321
  Other Current Assets                 443        758         688        688        688        688        688        688       688
                                   -------    -------     -------    -------    -------    -------    -------    -------   -------
Total Current Assets                28,186     23,143      32,985     29,246     34,587      40,857    47,038     54,534    62,676

Real Estate Retained                     0          0           0          0          0          0          0          0         0
Real Estate CIP                          0          0       2,169          0          0          0          0          0         0
Other Property and Equipment, net   12,166     13,153       9,862     15,828     16,533     16,323     16,193     16,071    15,957
                                   -------    -------     -------    -------    -------    -------    -------    -------   -------
  Total PP&E                        12,166     13,153      12,031     15,828     16,533     16,323     16,193     16,071    15,957

Investment/Other Asset               1,969      2,955       2,820      2,960      3,100      3,240      3,380      3,520     3,660
Invst in Oper JV                     1,609      1,385       1,129      1,129      1,129      1,129      1,129      1,129     1,129
Invst in Dev JV                          0          0           0          0          0          0          0          0         0
Invst in Conversions                     0          0           0          0          0          0          0          0         0
Bridge Loan Receivable                   0          0           0          0          0          0          0          0         0
Notes Receivable                     4,915      6,616       3,926      3,726      3,526      3,326      3,126      2,926     2,726
Distribution Rights                  8,834      9,355       9,077      8,828      8,549      8,271      7,995      7,719     7,443
Other  Non Current Assets                0          0           0          0          0          0          0          0         0
  Total Assets                     $57,679    $56,607     $61,968    $61,717    $67,424    $73,146    $78,861    $85,900   $93,592
                                   =======    =======     =======    =======    =======    =======    =======    =======   =======

Current Liabilities
  Accounts Payable                   5,085      3,613         650      2,217      2,297      2,431      2,563      2,690     2,817
  Accrued Expenses                   3,067      3,396       2,485      2,492      3,482      3,682      3,877      4,061     4,249
  Warranty Reserve                   2,654      3,254       3,850      4,450      5,050      5,650      6,250      6,850     7,450
                                   -------    -------     -------    -------    -------    -------    -------    -------   -------
Total Current Liabilities           10,806     10,263       6,985      9,159     10,830     11,763     12,689     13,601    14,516
Deferred Income Taxes                  500         38           0          0          0          0          0          0         0
ESOP Obligation                      1,277        975         449        192          0          0          0          0         0
Other Long-term Liabilities            192        157       1,433      1,375      1,375      1,375      1,375      1,375     1,375
Existing Debt
  Senior Notes                           0          0       8,000      8,000      8,000      8,000      6,857      5,714     4,571
  Long Term Debt(IN)                     0          0       1,475      1,375      1,335      1,292      1,246      1,200     1,154
  Long Term Debt (Kelly
   Springfield)                        440      5,600       4,355      2,945      1,745        545       (210)      (210)     (210)
  Other Senior Debt                  7,324      6,686         745          0          0          0          0          0         0
  AT&T LTD                               0          0         412        412        412        412        412        412       412
  Revolving Credit Fac.                950          0       2,985          0          0          0          0          0         0
                                   -------    -------     -------    -------    -------    -------    -------    -------   -------
Total Debt                          10,714     13,686      17,972     12,732     11,492     10,249      8,305      7,116     5,927
                                   -------    -------     -------    -------    -------    -------    -------    -------   -------
  Total Liabilities                 23,489     25,119      26,839     23,458     23,697     23,387     22,369     22,092    21,818
Common Stock                        19,334     14,735      15,159     15,159     15,159     15,159     15,159     15,159    15,159
ESOP Obligation                     (1,277)      (975)       (449)      (192)         0          0          0          0         0
Retained Earnings                   16,133     17,728      20,419     23,292     28,569     34,600     41,333     48,648    56,615
                                   -------    -------     -------    -------    -------    -------    -------    -------   -------
  Total Equity                      34,190     31,488      35,129     38,259     43,728     49,759     56,492     63,807    71,774
  Total Liab. and Equity           $57,679    $56,607     $61,968    $61,717    $67,424    $73,146    $78,861    $85,900   $93,592
                                   =======    =======     =======    =======    =======    =======    =======    =======   =======
Debt/Total Cap.                       23.9%      30.3%       33.8%      33.8%      25.0%      20.8%      17.1%      12.8%     10.0%
Debt/Equity                            0.3x       0.4x        0.5x       0.5x       0.3x       0.3x       0.2x       0.1x      0.1x



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PaineWebber Incorporated

                                 PROJECT SNOW
                        MANAGEMENT FINANCIAL FORECAST
-----------------------------------------------------------------------------
                                                                       Page 4


CASH FLOW STATEMENT                                                     PROJECTED
                                                ---------------------------------------------------------
(In thousands)                                                    YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------
                                                 1995       1996      1997      1998      1999      2000
                                                ------     ------    ------    ------    ------    ------
CASH FLOW FROM OPERATIONS
   Net income                                  $ 2,873    $ 5,276   $ 6,031   $ 6,733   $ 7,316   $ 7,967
   Depreciation                                  1,060      1,108     1,094     1,085     1,077     1,069
   Amortization                                    381        360       310       309       309       309
   Increase Deferred Income/Taxes                  (58)         0         0         0         0         0
                                               -------    -------   -------   -------   -------   -------
     Total Cash Flow From Operations             4,257      6,744     7,435     8,127     8,701     9,345
CHANGES IN WORKING CAPITAL
   Accounts Receivable                           1,614       (335)     (561)     (549)     (519)     (527)
   Inventories                                  (2,101)     1,216      (881)     (866)     (838)     (833)
   Deferred Income Taxes                          (455)      (348)     (348)     (348)     (348)     (348)
   Other Current Assets                              0          0         0         0         0         0
   Accounts Payable                              1,567         80       134       132       127       127
   Accrued Expenses                                  7        991       200       194       185       188
   Warranty Reserve                                600        600       600       600       600       600
                                               -------    -------   -------   -------   -------   -------
     Total Changes in Working Capital            1,232      2,203      (857)     (837)     (793)     (794)
CASH (USED FOR) GENERATED BY INVESTMENTS
   Capital Expenditures                         (9,350)    (1,813)     (884)     (955)     (955)     (955)
   Proceeds From Sale of Properties              4,493          0         0         0         0         0
   Investment in Oper JV                             0          0         0         0         0         0
   Investment in Dev JV                              0          0         0         0         0         0
   Investment in Conversions                         0          0         0         0         0         0
   Real Estate Retained                              0          0         0         0         0         0
   Real Estate CIP                                   0          0         0         0         0         0
   Bridge Loan                                       0          0         0         0         0         0
                                               -------    -------   -------   -------   -------   -------
     Total Investments                          (4,857)    (1,813)     (884)     (955)     (955)     (955)
CHANGES IN OTHER ASSETS
   Investments/Other Assets                       (140)      (140)     (140)     (140)     (140)     (140)
   Notes Receivable                                200        200       200       200       200       200
   Distribution Rights                             249        279       278       276       276       276
   Note Pay Fees Expenses                            0          0         0         0         0         0
   Less: Amortization                             (381)      (360)     (310)     (309)     (309)     (309)
                                               -------    -------   -------   -------   -------   -------
     Total Other                                   (72)       (21)       28        27        27        27

     Net From Operations                           560      7,114     5,722     6,361     6,981     7,622

CASH FLOW FROM FINANCING ACTIVITIES
   Existing Debt                                (5,240)    (1,240)   (1,243)   (1,944)   (1,189)   (1,189)
   Common Stock                                      0          0         0         0         0         0
                                               -------    -------   -------   -------   -------   -------
Net cash used in financing activities           (5,240)    (1,240)   (1,243)   (1,944)   (1,189)   (1,189)

Net Increase (Decrease) in Cash                 (4,680)     5,874     4,479     4,417     5,792     6,433

Cash, Beginning of Period                        4,882        202     6,075    10,555    14,972    20,764
   Cash Generated (Used)                        (4,680)     5,874     4,479     4,417     5,792     6,433
                                               -------    -------   -------   -------   -------   -------
Cash, End of Period                            $   202    $ 6,075   $10,555   $14,972   $20,764   $27,197



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                                                      PaineWebber Incorporated

                               PROJECT SNOW
                        MANAGEMENT FINANCIAL FORECAST
------------------------------------------------------------------------------
                                                                        Page 5

DEBT SCHEDULE                                                           PROJECTED
(In thousands)                                  ----------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                ----------------------------------------------------------
                                                 1995       1996      1997      1998       1999      2000
                                                ------     ------    ------    ------     ------    ------
BEGINNING DEBT BALANCE
Existing Debt

   Senior Notes                                  8,000      8,000     8,000     8,000      6,857    5,714
   Long Term Debt(IN)                            1,475      1,375     1,335     1,292      1,246    1,200
   Long Term Debt (Kelly Springfield)            4,355      2,945     1,745       545       (210)    (210)
   Other Senior Debt                               745          0         0         0          0        0
   AT&T LTD                                        412        412       412       412        412      412
   Revolving Credit Fac.                         2,985          0         0         0          0        0
Acquisition Financing
   Senior Debt                                       0          0         0         0          0        0
   Sub Debt                                          0          0         0         0          0        0
                                                ------     ------    ------    ------     ------   ------
Total Beginning Debt Balance                    17,972     12,732    11,492    10,249      8,305    7,116

DEBT (REPAYMENT) BORROWINGS
Existing Debt

   Senior Notes                                      0          0         0    (1,143)    (1,143)  (1,143)
   Long Term Debt(IN)                             (100)       (40)      (43)      (46)       (46)     (46)
   Long Term Debt (Kelly Springfield)           (1,410)    (1,200)   (1,200)     (755)         0        0
   Other Senior Debt                              (745)         0         0         0          0        0
   AT&T LTD                                          0          0         0         0          0        0
   Revolving Credit Fac.                        (2,985)         0         0         0          0        0
                                                ------     ------    ------    ------     ------   ------
Total Existing Debt Borrowing (Repayment)       (5,240)    (1,240)   (1,243)   (1,944)    (1,189)  (1,189)
Acquisition Financing
   Senior Debt                                       0          0         0         0          0        0
   Sub Debt                                          0          0         0         0          0        0
                                                ------     ------    ------    ------     ------   ------
Total Borrowing (Repayment)                     (5,240)    (1,240)   (1,243)   (1,944)    (1,189)  (1,189)


ENDING DEBT BALANCE
Existing Debt

   Senior Notes                                  8,000      8,000     8,000     6,857      5,714    4,571
   Long Term Debt(IN)                            1,375      1,335     1,292     1,246      1,200    1,154
   Long Term Debt (Kelly Springfield)            2,945      1,745       545      (210)      (210)    (210)
   Other Senior Debt                                 0          0         0         0          0        0
   AT&T LTD                                        412        412       412       412        412      412
   Revolving Credit Fac.                             0          0         0         0          0        0
Acquisition Financing
   Senior Debt                                       0          0         0         0          0        0
   Sub Debt                                          0          0         0         0          0        0
                                                ------     ------    ------    ------     ------   ------
Total Ending Debt Balance                       12,732     11,492    10,249     8,305      7,116    5,927


------------------------------------------------------------------------------
                                                      PaineWebber Incorporated

                                 PROJECT SNOW
                        MANAGEMENT FINANCIAL FORECAST
------------------------------------------------------------------------------
                                                                        Page 6

INTEREST EXPENSE SCHEDULE                                                  PROJECTED
                                                    ---------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                    ---------------------------------------------------------
                                                     1995       1996      1997      1998      1999      2000
                                                    ------     ------    ------    ------    ------    ------
Interest Expense
Existing Debt                             RATE
                                          ----
   Senior Notes                           8.71%       697        697        697       647       547       448
   Long Term Debt(IN)                     8.75%       125        119        115       111       107       103
   Long Term Debt (Kelly Springfield)     6.25%       228        147         72        10       (13)      (13)
   Other Senior Debt                      9.60%        36          0          0         0         0         0
   AT&T LTD                              10.00%        41         41         41        41        41        41
   Prepayment Penalties                    --           0          0          0         0         0         0
   Revolving Credit Fac.                  8.85%       348          0          0         0         0         0
                                                    ------    ------       ----      ----      ----      ----
Total Existing Debt Interest Expense                1,475      1,003        924       810       683       579

Acquisition Financing
   Senior Debt                            0.0%           0         0          0         0         0         0
   Sub Debt                               0.0%           0         0          0         0         0         0
Total Interest Expense                              $1,475    $1,003       $924      $810      $683      $579
                                                    ------    ------       ----      ----      ----      ----
Income on Cash                            0.00%          0         0          0         0         0         0
Income on Bridge Notes Rec                0.00%          0         0          0         0         0         0
Income on Notes Rec                       0.00%          0         0          0         0         0         0
                                                    ------    ------       ----      ----      ----      ----
                                                    $    0    $    0       $  0      $  0      $  0      $  0

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PaineWebber Incorporated